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                             NOTE PURCHASE AGREEMENT

                           Dated as of March 15, 2000

                                      Among

                           CONTINENTAL AIRLINES, INC.,

                            WILMINGTON TRUST COMPANY,
                    as Pass Through Trustee under each of the
                          Pass Through Trust Agreements

                            WILMINGTON TRUST COMPANY,
                             as Subordination Agent

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 as Escrow Agent

                                       and

                            WILMINGTON TRUST COMPANY,
                                 as Paying Agent







--------------------------------------------------------------------------------

                        INDEX TO NOTE PURCHASE AGREEMENT

                                                                         Page

SECTION 1.     Financing of New Aircraft...............................    3
SECTION 2.     Conditions Precedent....................................    8
SECTION 3.     Representations and Warranties..........................    8
SECTION 4.     Covenants...............................................    13
SECTION 5.     Notices.................................................    14
SECTION 6.     Expenses................................................    14
SECTION 7.     Further Assurances......................................    15
SECTION 8.     Miscellaneous...........................................    15
SECTION 9.     Governing Law...........................................    16

                                    SCHEDULES
                                    ---------

Schedule I        New Aircraft and Scheduled Delivery Months
Schedule II       Trust Supplements
Schedule III      Deposit Agreements
Schedule IV       Escrow and Paying Agent Agreements
Schedule V        Mandatory Document Terms
Schedule VI       Mandatory Economic Terms
Schedule VII      Aggregate Amortization Schedule

                                      ANNEX
                                      -----

Annex A           Definitions

                                    EXHIBITS
                                    --------

Exhibit A-1       Form of Leased Aircraft Participation Agreement
Exhibit A-2       Form of Lease
Exhibit A-3       Form of Leased Aircraft Indenture
Exhibit A-4       Form of Aircraft Purchase Agreement Assignment
Exhibit A-5       Form of Leased Aircraft Trust Agreement
Exhibit A-6       Form of Special Indenture
Exhibit B         Form of Delivery Notice
Exhibit C-1       Form of Owned Aircraft Participation Agreement
Exhibit C-2       Form of Owned Aircraft Indenture
Exhibit D         Form of Special Addition to Participation Agreement
Exhibit E         Special Revisions to Section 6.2 of the Participation
                  Agreement
Exhibit F         Additional Subordination Provision for Series D Equipment
                  Notes

                             NOTE PURCHASE AGREEMENT

            This NOTE  PURCHASE  AGREEMENT,  dated as of March 15,  2000,  among
(i)CONTINENTAL   AIRLINES,   INC.,  a  Delaware   corporation  (the  "COMPANY"),
(ii)WILMINGTON TRUST COMPANY ("WTC"), a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity together with its successors in such capacity, the "PASS THROUGH TRUSTEE") under each of the five separate Pass Through Trust Agreements (as defined below), (iii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as subordination agent and trustee (in such capacity together with its successors in such capacity, the "SUBORDINATION AGENT") under the Intercreditor Agreement (as defined below), (iv)FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the "ESCROW AGENT"), under each of the Escrow and Paying Agent Agreements (as defined below) and (v) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Paying Agent (in such capacity together with its successors in such capacity, the "PAYING AGENT") under each of the Escrow and Paying Agent Agreements.

                             W I T N E S S E T H:
                             --------------------

            WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

            WHEREAS, the Company has obtained commitments from the Manufacturer pursuant to the Aircraft Purchase Agreements for the delivery of the 23 aircraft listed in Schedule I hereto (together with any aircraft substituted therefor in accordance with an Aircraft Purchase Agreement prior to the delivery thereof, the "ELIGIBLE AIRCRAFT"), and the Company wishes to finance pursuant to this Agreement a portion of the purchase price of fourteen of the sixteen Boeing 737-824 aircraft, three Boeing 757-224 aircraft and four Boeing 767-424 aircraft included in the Eligible Aircraft (such aircraft to be financed hereunder, the "NEW AIRCRAFT");

            WHEREAS, pursuant to the Basic Pass Through Trust Agreement and each of the Trust Supplements set forth in Schedule II hereto, and concurrently with the execution and delivery of this Agreement, separate grantor trusts
(collectively, the "PASS THROUGH TRUSTS" and, individually, a "PASS THROUGH TRUST") have been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (collectively, the "CERTIFICATES") to provide for a portion of the financing of the New Aircraft;

            WHEREAS, the Company has entered into the Underwriting Agreement dated as of March 1, 2000 (the "UNDERWRITING AGREEMENT") with the several underwriters (the "UNDERWRITERS") named therein, which provides that the Company will cause each Pass Through Trustee to issue and sell the Certificates to the Underwriters;

            WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Escrow Agents and the Depositary entered into the Deposit Agreements set forth in Schedule III hereto (the "DEPOSIT AGREEMENTS") whereby the applicable Escrow Agent agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the "INITIAL DEPOSITS") and to permit the applicable Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the "DEPOSITS") and (ii) the Pass Through Trustees, the Underwriters, the Paying Agents and the Escrow Agents entered into the Escrow and Paying Agent Agreements set forth in Schedule IV hereto (the "ESCROW AND PAYING AGENT AGREEMENTS") whereby, among other things,
(a) the Underwriters agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and
(b) the applicable Escrow Agent, upon the Depositary receiving such amount, has agreed to deliver escrow receipts to be affixed to each Certificate;

            WHEREAS, prior to the financing of each New Aircraft, the Company will determine whether to enter into a leveraged lease transaction as lessee with respect to such New Aircraft (a "LEASED AIRCRAFT") or to purchase as owner such New Aircraft (an "OWNED AIRCRAFT") and which series of Equipment Notes will be issued with respect to such New Aircraft, and the Company will give to the Pass Through Trustee a Delivery Notice (as defined below) specifying its election;

            WHEREAS, upon receipt of a Delivery Notice with respect to a New Aircraft, subject to the terms and conditions of this Agreement, the applicable Pass Through Trustees will enter into the applicable Financing Agreements relating to such New Aircraft;

            WHEREAS, upon the financing of each New Aircraft, each applicable Pass Through Trustee will fund its purchase of Equipment Notes with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement bearing the same interest rate as the Certificates issued by such Pass Through Trust (or, if financed on the Issuance Date, with a portion of the proceeds from the offering of the Certificates); and

            WHEREAS,  concurrently  with  the  execution  and  delivery  of this
Agreement, (i) Credit Suisse First Boston, New York branch, and Morgan Stanley Capital Services Inc. (each a "LIQUIDITY PROVIDER"), have, taken together, entered into five separate revolving credit agreements, one each for the benefit of the Certificateholders of each Pass Through Trust, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust (each such revolving credit agreement with the Liquidity Provider, a "LIQUIDITY FACILITY") and (ii) the Pass Through Trustee, each Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement, dated as of the date hereof (the "INTERCREDITOR AGREEMENT");

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. FINANCING OF NEW AIRCRAFT. (a) The Company confirms that it has entered into the Aircraft Purchase Agreements with the Manufacturer pursuant to which the Company has agreed to purchase, and the Manufacturer has agreed to deliver, the Eligible Aircraft in the months specified in Schedule I hereto, all on and subject to terms and conditions specified in the applicable Aircraft Purchase Agreement. The Company agrees to finance the New Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the relevant Financing Agreements.

            (b) In furtherance of the foregoing, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days' prior notice substantially in the form of Exhibit B hereto (a "DELIVERY NOTICE") of the scheduled delivery date (or, in the case of the New Aircraft delivered in February 2000, the scheduled financing date) (the "SCHEDULED DELIVERY DATE") (or, in the case of a substitute Delivery Notice under Section 1(e) or (f) hereof, one Business Day's prior notice) in respect of each New Aircraft under the applicable Aircraft Purchase Agreement, which notice shall:

            (i) specify whether the Company has elected to treat such New Aircraft as a Leased Aircraft or an Owned Aircraft;

            (ii) specify the Scheduled Delivery Date of such New Aircraft (which shall be a Business Day before the Cut-off Date and, except as provided in
      Section 1(f) hereof, the date (the "FUNDING DATE") on which the financing therefor in the manner provided herein shall be consummated);

            (iii) instruct each Pass Through Trustee being requested to purchase Equipment Notes pursuant to such Delivery Notice (the "APPLICABLE PASS THROUGH TRUSTEES") to instruct the relevant Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary with respect to the Equipment Notes to be issued in connection with the financing of such New Aircraft (except in the case of any such financing on the Issuance Date);

            (iv) instruct each Applicable Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date specified in such Delivery Notice and to perform its obligations thereunder;

            (v) specify the aggregate principal amount of each series of Equipment Notes, if any, to be issued, and purchased by the Applicable Pass Through Trustees, in connection with the financing of such New Aircraft scheduled to be delivered on such Funding Date (which shall in all respects comply with the Mandatory Economic Terms); and

            (vi) if such New Aircraft is to be a Leased Aircraft, certify that the related Owner Participant (A) is not an Affiliate of the Company and
      (B) based on the representations of such Owner Participant, is either (1) a Qualified Owner Participant or (2) any other person the obligations of which under the Owner Participant Agreements (as defined in the applicable Participation Agreement) are guaranteed by a Qualified Owner Participant.

Notwithstanding the foregoing, in the event the Issuance Date coincides with the Scheduled Delivery Date of any Aircraft to be financed pursuant to the terms hereof, the Delivery Notice therefor may be delivered to the parties hereto on such Scheduled Delivery Date.

            (c) Upon receipt of a Delivery Notice, the Applicable Pass Through Trustees shall, and shall cause the Subordination Agent to, enter into and perform their obligations under the Participation Agreement specified in such Delivery Notice, PROVIDED that such Participation Agreement and the other Lease Financing Agreements or Owner Financing Agreements to be entered into pursuant to such Participation Agreement shall be in the forms thereof annexed hereto in all material respects with such changes therein as shall have been requested by the related Owner Participant (in the case of Lease Financing Agreements) or by the initial purchasers of the Series D Equipment Notes or Class D Pass Through Certificates, agreed to by the Company and, if modified in any material respect, as to which Rating Agency Confirmation shall have been obtained from each Rating Agency by the Company (to be delivered by the Company to the Applicable Pass Through Trustees on or before the relevant Funding Date, it being understood that if Rating Agency Confirmation shall have been received with respect to any Financing Agreements and such Financing Agreements are utilized for subsequent New Aircraft (or Substitute Aircraft) without material modifications, no additional Rating Agency Confirmation shall be required); PROVIDED, HOWEVER, that the relevant Financing Agreements as executed and delivered shall not vary the Mandatory Economic Terms and shall contain the Mandatory Document Terms. Notwithstanding the foregoing, (i) if The Boeing Company or General Electric Company, or any of their respective Affiliates, is the Owner Participant with respect to any Leased Aircraft, the Leased Aircraft Participation Agreement to be entered into pursuant to the Delivery Notice with respect to such Leased Aircraft may be modified, if agreed to by the Company, from the form annexed hereto (A) to add a Section 16 thereto substantially in the form of Exhibit D hereto and (B) in the case of The Boeing Company or any of its Affiliates,
Section 6.2 may be changed as set forth in Exhibit E hereto, and such Leased Aircraft Participation Agreement, as so modified, shall be deemed (1) to be substantially in the form thereof annexed hereto and (2) by virtue of such modification not to be inconsistent with the Mandatory Document Terms, (ii) if any Financing Agreement annexed hereto shall not have been reviewed by either Rating Agency prior to the Issuance Date, then, prior to the use thereof in connection with the financing of any Aircraft hereunder, the Company shall obtain from each Rating Agency a confirmation that the use of such Financing Agreement would not result in (A) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates or (B) a withdrawal or suspension of the rating of any Class of Certificates, and (iii) an Indenture may be modified to the extent required pursuant to Section 4(a)(vi) of this Agreement. The Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any such Rating Agency Confirmation. With respect to each New Aircraft, the Company shall cause WTC (or such other person that meets the eligibility requirements to act as loan trustee under the Leased Aircraft Indenture, Owned Aircraft Indenture or Special Indenture) to execute as Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of either Rating Agency, the Company shall deliver or cause to be delivered to each Rating Agency a true and complete copy of each Financing
Agreement relating to the financing of each New Aircraft together with a true and complete set of the closing documentation (including legal opinions) delivered to the related Loan Trustee, Subordination Agent and Pass Through Trustee under the related Participation Agreement.

            (d)   [Intentionally omitted.]

            (e) If after giving any Delivery Notice, there shall be a delay in the delivery of the Eligible Aircraft referred to therein, or if on the Scheduled Delivery Date of the Eligible Aircraft the financing thereof in the manner contemplated hereby shall not be consummated for whatever reason, the Company shall give the parties hereto prompt notice thereof. Concurrently with the giving of such notice of postponement or subsequently, the Company shall give the parties hereto a substitute Delivery Notice specifying the date to which delivery and related financing of such Eligible Aircraft or of another Eligible Aircraft of the same type in lieu thereof shall have been re-scheduled (which shall be a Business Day before the Cut-off Date on which the Escrow Agents shall be entitled to withdraw one or more Deposits under each of the applicable Deposit Agreements to enable each Applicable Pass Through Trustee to fund its purchase of the related Equipment Notes). Upon receipt of any such notice of postponement, each Applicable Pass Through Trustee shall comply with its obligations under Section 5.01 of each of the Trust Supplements and thereafter the financing of such Eligible Aircraft, as specified in such substitute Delivery Notice, shall take place on the re-scheduled Delivery Date therefor (all on and subject to the terms and conditions of the relevant Financing Agreements or other financing agreements in the case of a Special Structure) unless further postponed as provided herein.

            (f) Anything in this Section 1 to the contrary notwithstanding, the Company shall have the right at any time on or before the Scheduled Delivery Date of any New Aircraft, and subsequent to its giving a Delivery Notice therefor, to postpone the Scheduled Delivery Date of such New Aircraft so as to enable the Company to change its election to treat such New Aircraft as a Leased Aircraft or an Owned Aircraft by written notice of such postponement to the other parties hereto. The Company shall subsequently give the parties hereto a substitute Delivery Notice complying with the provisions of Section 1(b) hereof and specifying the new Funding Date for such postponed New Aircraft (which shall be a Business Day occurring before the Cut-off Date and on which the Escrow

Agents shall be entitled to withdraw Deposits under each of the applicable Deposit Agreements sufficient to enable each Applicable Pass Through Trustee to fund its purchase of the related Equipment Notes). In addition, the Company shall have the further right, anything in this Section 1 to the contrary notwithstanding, to accept delivery of a New Aircraft under the applicable Aircraft Purchase Agreement on the Delivery Date thereof by utilization of bridge financing of such New Aircraft and promptly thereafter give the parties hereto a Delivery Notice specifying a Funding Date not later than 30 days after the Delivery Date of such New Aircraft and no later than the Cut-off Date and otherwise complying with the provisions of Section 1(b) hereof. All other terms and conditions of this Note Purchase Agreement shall apply to the financing of any such New Aircraft on the re-scheduled Funding Date therefor except (i) the re-scheduled Funding Date shall be deemed the Delivery Date of such New Aircraft for all purposes of this Section 1 and (ii) the related Financing Agreements shall be amended to reflect the original delivery of such New Aircraft to the Company.

            (g) If the Scheduled Delivery Date for any Eligible Aircraft is delayed (a) more than 30 days beyond the last day of the month set forth opposite such Eligible Aircraft under the heading "Scheduled Delivery Months" in
Schedule I hereto or (b) beyond March 31, 2001, the Company may identify for delivery a substitute aircraft therefor meeting the following conditions (a "SUBSTITUTE AIRCRAFT"): (i) a Substitute Aircraft must be a Boeing 737-800, 757-200 or 767-400 aircraft manufactured after the date of this Agreement, (ii) one or more Substitute Aircraft of the same or different types may be substituted for one or more Eligible Aircraft of the same or different types so long as after giving effect thereto such substitution does not vary the Mandatory Economic Terms and (iii) the Company shall be obligated to obtain Rating Agency Confirmation in respect of the replacement of any Eligible Aircraft by Substitute Aircraft. Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the Eligible Aircraft to be replaced shall cease to be subject to this Agreement and all rights and obligations of the parties hereto concerning such Eligible Aircraft shall cease, and such Substitute Aircraft shall become and thereafter be subject to the terms and conditions of this Agreement to the same extent as such Eligible Aircraft.

            (h) The Company shall have no liability for the failure of the Pass Through Trustees to purchase Equipment Notes with respect to any New Aircraft or Substitute Aircraft.

            (i) The parties agree that if, in connection with the delivery of a New Aircraft or Substitute Aircraft, any Owner Participant who is to be a party to any Lease Financing Agreement shall not be a "Citizen of the United States" within the meaning of Section 40102(a)(15) of the Act, then the applicable Lease Financing Agreements shall be modified, consistent with the Mandatory Document Terms, to require such Owner Participant to enter into a voting trust, voting powers or similar arrangement satisfactory to the Company that (A) enables such New Aircraft or Substitute Aircraft to be registered in the United States and
(B) complies with the FAA regulations issued under the Act applicable thereto.

            (j) Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Equipment Notes of any series to any Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the related Deposit Agreement.

            SECTION 2. CONDITIONS PRECEDENT. The obligation of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, any Participation Agreement as directed pursuant to a Delivery Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:

            (a)   no Triggering Event shall have occurred;

            (b) the Company shall have delivered a certificate to each such Pass Through Trustee and each Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement do not vary the Mandatory Economic Terms and contain the Mandatory Document Terms, and (ii) any substantive modification of such Financing Agreements from the forms of Financing Agreements attached to this Agreement do not materially and adversely affect the Certificateholders, and such certification shall be true and correct.

            Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes shall terminate on the Cut-off Date.

            SECTION  3.   REPRESENTATIONS   AND  WARRANTIES.   (a)  The  Company
represents and warrants that:

                  (i) the Company is duly incorporated,  validly existing and in good standing under the laws of the State of Delaware and is a "citizen of the United States" as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Agreement and each Financing Agreement to which it will be a party;

                  (ii) the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) this Agreement  constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            (b)   WTC represents and warrants that:

                  (i) WTC is duly  incorporated,  validly  existing  and in good standing under the laws of the State of Delaware and is a "citizen of the United States" as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Agreement and each Financing Agreement to which it will be a party;

                  (ii) the  execution  and  delivery by WTC, in its  capacity as
            Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Agreement and the performance by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Agreement have been duly authorized by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) this Agreement  constitutes the legal, valid and binding obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            (c) The Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 5.04 of each Trust Supplement are true and correct as of the date hereof.

            (d) The Subordination Agent represents and warrants that:

                  (i) the  Subordination  Agent  is duly  incorporated,  validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Agreement and each Financing Agreement to which it is or will be a party;

                  (ii) this  Agreement  has been duly  authorized,  executed and delivered by the Subordination Agent; this Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iii) none of the execution,  delivery and  performance by the
            Subordination Agent of this Agreement contravenes any law, rule or regulation of the State of Delaware or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene the Subordination Agent's articles of association or by-laws or result in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                  (iv) neither the execution  and delivery by the  Subordination
            Agent of this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Delaware governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                  (v) there are no Taxes payable by the Subordination Agent imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

                  (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement.

            (e) The Escrow Agent represents and warrants that:

                  (i) the Escrow Agent is a national  banking  association  duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the "ESCROW AGENT AGREEMENTS") and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

                  (ii) the execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            (f) The Paying Agent represents and warrants that:

                  (i) the Paying Agent is duly  incorporated,  validly  existing and in good standing under the laws of the State of Delaware and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and the Escrow and Paying Agent Agreement (collectively, the "PAYING AGENT AGREEMENTS") and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

                  (ii) the execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            SECTION 4. COVENANTS. (a) The Company covenants with each of the other parties hereto that:

            (i)  [Intentionally omitted];

            (ii) subject to Section 4(a)(iv) of this Agreement, the Company shall at all times maintain its corporate existence and shall not wind up, liquidate or dissolve or take any action, or fail to take any action, that would have the effect of any of the foregoing;

            (iii) the Company shall at all times remain a U.S. Air Carrier (as defined in the Financing Agreements) and shall at all times be otherwise certificated and registered to the extent necessary to entitle (i) in the case of Leased Aircraft, the Owner Trustee (and the Loan Trustee as assignee of the Owner Trustee's rights under each Lease) to the rights afforded to lessors of aircraft equipment under Section 1110 and (ii) in the case of Owned Aircraft, the Loan Trustee to the rights afforded to secured parties of aircraft equipment under Section 1110;

            (iv) Section 13.2.1 of each Lease is hereby incorporated by reference herein;

            (v) the Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-off Date no later than one Business Day after the date thereof; such notice to refer specifically to the Pass Through Trustee's obligation to assign, transfer and deliver all of its right, title and interest to the Trust Property (as defined in each Pass Through Trust Agreement) to the trustee of the Related Trust (as defined in each Pass Through Trust Agreement) in accordance with Section
      7.01 of each of the Trust Supplements; and

            (vi) the Company shall not issue Series D Equipment Notes pursuant to any Indenture, unless it shall have obtained written confirmation from each Rating Agency that the issuance of such Series D Equipment Notes will not result in (i) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates or (ii) a withdrawal or suspension of the rating of any Class of Certificates. If Series D Equipment Notes are initially issued to other than the pass through trustee for the Class D Certificates, the Company will cause (i) such Series D Equipment Notes to be subject to the provisions of the Intercreditor Agreement that allow the "Controlling Party" (as defined in the Intercreditor Agreement), during the continuance of an "Indenture Default" (as defined in the Intercreditor Agreement), to direct the Loan Trustee in taking action under the applicable Indenture and (ii) the Indenture under which such Series D Equipment Notes are issued to include the provisions set forth in Exhibit F to this Agreement.

            (b) WTC, in its individual capacity, covenants with each of the other parties to this Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a "citizen of the United States" as defined in Section 40102(a)(15) of the Act and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTC giving any such notice, WTC shall, subject to Section 8.02 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

            SECTION 5. NOTICES. Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being delivered personally or, if promptly confirmed by mail, when dispatched by facsimile or other written telecommunication, addressed to such party hereto at its address or facsimile number set forth below the signature of such party at the foot of this Agreement.

            SECTION 6. EXPENSES. (a) The Company agrees to pay to the Subordination Agent when due an amount or amounts equal to the fees payable to the Liquidity Provider under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate amount of the Deposits under the Deposit Agreements and the denominator of which shall be the sum of (x) the then outstanding aggregate principal amount of the Series

A-1 Equipment Notes, Series A-2 Equipment Notes, Series B Equipment Notes, Series C-1 Equipment Notes and Series C-2 Equipment Notes issued under all of the Indentures and (y) the then outstanding aggregate amount of the Deposits under the Deposit Agreements.

            (b) So long as no Equipment Notes have been issued in respect of any
Aircraft, the Company agrees to pay (i) to the Subordination Agent when due (A) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding, (B) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Non-Extension Advance shall be outstanding and (C) any other amounts owed to the Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (A) or (B)), (ii) all compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements, (iii) all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement and (iv) in the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith. For purposes of this Section 6(b), the terms "Applied Downgrade Advance", "Applied Non-Extension Advance", "Downgrade Advance", "Investment Earnings" and "Non-Extension Advance" shall have the meanings specified in each Liquidity Facility.

            SECTION 7. FURTHER ASSURANCES. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Agreement.

            SECTION 8. MISCELLANEOUS. (a) Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustee, and the Company's, the Subordination Agent's, the Escrow Agent's, the Paying Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

            (b) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

            (c) This Agreement is not intended to, and shall not, provide any person not a party hereto (other than the Underwriters and each of the beneficiaries of Section 6 hereof) with any rights of any nature whatsoever against any of the parties hereto, and no person not a party hereto (other than the Underwriters and each of the beneficiaries of Section 6 hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Agreement.

            SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CONTINENTAL AIRLINES, INC.


                                    By__________________________________________
                                      Name:
                                      Title:

                                      Address:  1600 Smith Street
                                                Dept. HQS-FN
                                                Houston, TX  77002
                                                Attention:  Senior Vice
                                                  President-Finance
                                                Facsimile:  (713) 324-2447


                                    WILMINGTON   TRUST   COMPANY,
                                    not in its  individual  capacity,
                                    except as  otherwise  provided
                                    herein, but solely as Pass Through
                                    Trustee


                                    By__________________________________________
                                      Name:
                                      Title:

                                      Address:  Rodney Square North
                                                1100 North Market Street
                                                Wilmington, Delaware 19890
                                                Attention:  Corporate Trust
                                                  Administration
                                                Facsimile:  (302) 651-8882

                                    WILMINGTON   TRUST   COMPANY,
                                    not in its  individual  capacity,
                                    except as  otherwise  provided
                                    herein, but solely as Subordination
                                    Agent


                                    By__________________________________________
                                      Name:
                                      Title:

                                      Address: Rodney Square North
                                               1100 North Market Street
                                               Wilmington, Delaware 19890
                                               Attention: Corporate Trust
                                                 Administration
                                     Facsimile:(302) 651-8882


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Escrow Agent


                                    By__________________________________________
                                      Name:
                                      Title:

                                      Address:   79 South Main Street
                                                 Salt Lake City, Utah 84111
                                                 Attention:  Corporate Trust
                                                   Department, 3rd Floor
                                      Facsimile: (801) 246-5053

                                    WILMINGTON TRUST COMPANY,
                                    as Paying Agent


                                    By__________________________________________
                                      Name:
                                      Title:

                                      Address:   Rodney Square North
                                                 1100 North Market Street
                                                 Wilmington, Delaware 19890
                                                 Attention:  Corporate Trust
                                                   Administration
                                      Facsimile: (302) 651-8882

                                  SCHEDULE I to
                             NOTE PURCHASE AGREEMENT
                             -----------------------


                 ELIGIBLE AIRCRAFT AND SCHEDULED DELIVERY MONTHS


                          Expected          Manufacturer's       Scheduled
New Aircraft Type    Registration Number     Serial Number     Delivery Month
-----------------    -------------------     -------------     --------------

Boeing 737-824             N24202               30429              Jun-00

Boeing 737-824             N33203               30613              Jun-00

Boeing 737-824             N35204               30576              Jul-00

Boeing 737-824             N27205               30577              Jul-00

Boeing 737-824             N11206               30578              Jul-00

Boeing 737-824             N36207               30579              Aug-00

Boeing 737-824             N26208               30580              Aug-00

Boeing 737-824             N33209               30581              Aug-00

Boeing 737-824             N73251               30582              Sep-00

Boeing 737-824             N37252               30583              Sep-00

Boeing 737-824             N37253               30584              Sep-00

Boeing 737-824             N76254               30779              Sep-00

Boeing 737-824             N37255               30610              Oct-00

Boeing 737-824             N73256               30611              Oct-00

Boeing 737-824             N38257               30612              Nov-00

Boeing 737-824             N77258               30802              Nov-00

Boeing 757-224             N17139               30352              Feb-00

Boeing 757-224             N41140               30353              Feb-00

Boeing 757-224             N19141               30354              Jun-00

Boeing 767-424             N66051               29446              Jul-00

Boeing 767-424             N67052               29447              Aug-00

Boeing 767-424             N59053               29448              Oct-00

Boeing 767-424             N76054               29449              Dec-00

                                 SCHEDULE II to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                                TRUST SUPPLEMENTS

Trust Supplement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Continental Airlines Pass Through Trust, Series 2000-1A-1-O.

Trust Supplement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Continental Airlines Pass Through Trust, Series 2000-1A-2-O.

Trust Supplement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Continental Airlines Pass Through Trust, Series 2000-1B-O.

Trust Supplement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Continental Airlines Pass Through Trust, Series 2000-1C-1-O.

Trust Supplement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of Continental Airlines Pass Through Trust, Series 2000-1C-2-O.

                                 SCHEDULE III to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                               DEPOSIT AGREEMENTS


Deposit Agreement (Class A-1) dated as of the Issuance Date between the Depositary and the Escrow Agent.

Deposit Agreement (Class A-2) dated as of the Issuance Date between the Depositary and the Escrow Agent.

Deposit Agreement (Class B) dated as of the Issuance Date between the Depositary and the Escrow Agent.

Deposit Agreement (Class C-1) dated as of the Issuance Date between the Depositary and the Escrow Agent.

Deposit Agreement (Class C-2) dated as of the Issuance Date between the Depositary and the Escrow Agent.

                                 SCHEDULE IV to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                       ESCROW AND PAYING AGENT AGREEMENTS

Escrow and Paying Agent Agreement (Class A-1) dated as of the Issuance Date among the Escrow Agent, the Underwriters, the Pass Through Trustee and the Paying Agent.

Escrow and Paying Agent Agreement (Class A-2) dated as of the Issuance Date among the Escrow Agent, the Underwriters, the Pass Through Trustee and the Paying Agent.

Escrow and Paying Agent Agreement (Class B) dated as of the Issuance Date among the Escrow Agent, the Underwriters, the Pass Through Trustee and the Paying Agent.

Escrow and Paying Agent Agreement (Class C-1) dated as of the Issuance Date among the Escrow Agent, the Underwriters, the Pass Through Trustee and the Paying Agent.

Escrow and Paying Agent Agreement (Class C-2) dated as of the Issuance Date among the Escrow Agent, the Underwriters, the Pass Through Trustee and the Paying Agent.

                                  SCHEDULE V to
                             NOTE PURCHASE AGREEMENT
                             -----------------------


                            MANDATORY DOCUMENT TERMS

The terms "Trust Indenture Form," "Lease Form" and "Participation Agreement Form" shall have the respective meanings specified in Schedule VI to the Note Purchase Agreement.

1. May not modify in any material adverse respect the Granting Clause of the Trust Indenture Form so as to deprive the Note Holders of a first priority security interest in and mortgage lien on the Aircraft and the Lease or to eliminate any of the obligations secured thereby or otherwise modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Article II or III or Section 4.02, 4.03, 4.04, 5.02, 5.06, 9.01(b), 10.04, 10.11 or 10.12 of the Trust Indenture Form.

2. May not modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Section 3.2.1(e), 3.3(c), 4.7, the final sentence of 7.1.1, 10.3.1(d)(ii), 13.3, 16, 18.3 or 18.7(a) of the Lease
     Form or otherwise modify the terms of the Lease Form so as to deprive the Mortgagee of rights expressly granted to the "Mortgagee" therein.

3. May not modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Section 5.1.9, 5.1.10, 5.1.11, 5.1.12, 7.5, 12,
     15.8(a) or 15.9 of the Participation Agreement Form or of the provisions of
     Section 5.1.2(xxiii) or 10.1.1(a)(iv) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Loan Participant or the Mortgagee, as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or of the provisions of Section 7.6.11(a)(ii) of the Participation Agreement Form as regards the rights of the Mortgagee thereunder or otherwise modify the terms of the Participation Agreement Form to deprive the Trustees, the Subordination Agent, the Liquidity Providers or the Mortgagee of any indemnity or right of reimbursement in its favor for Expenses or Taxes.

4. May not modify, in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee, the definition of "Make Whole Amount" in Annex A to the Participation Agreement Form.

     Notwithstanding the foregoing, any such Mandatory Document Term may be modified to correct or supplement any such provision which may be defective or to cure any ambiguity or correct any mistake, PROVIDED that any such action shall not materially adversely affect the interests of the Note Holders, the Subordination Agent, the Liquidity Providers, the Mortgagee or the Certificateholders.

                                 SCHEDULE VI to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                            MANDATORY ECONOMIC TERMS


EQUIPMENT NOTES

Obligor:    Continental or an Owner Trust

Maximum Principal Amount:

The aggregate principal amount of all the Equipment Notes issued with respect to an Aircraft shall not exceed the amounts set forth in the following table:

                                                                   MAXIMUM
                                             MANUFACTURER'S       PRINCIPAL
                                                 SERIAL           AMOUNT OF
AIRCRAFT TYPE                                    NUMBER        EQUIPMENT NOTES
-------------                                --------------    ---------------

Boeing 737-824                                    30429          $30,822,220

Boeing 737-824                                    30613           30,822,220

Boeing 737-824                                    30576           30,937,280

Boeing 737-824                                    30577           30,937,280

Boeing 737-824                                    30578           30,937,280

Boeing 737-824                                    30579           30,983,480

Boeing 737-824                                    30580           30,983,480

Boeing 737-824                                    30581           30,983,480

Boeing 737-824                                    30582           31,025,280

Boeing 737-824                                    30583           31,025,280

Boeing 737-824                                    30584           31,025,280

Boeing 737-824                                    30779           31,025,280

Boeing 737-824                                    30610           31,136,600

Boeing 737-824                                    30611           31,136,600

Boeing 737-824                                    30612           31,185,000

Boeing 737-824                                    30802           31,185,000

Boeing 757-224                                    30352           39,097,740

Boeing 757-224                                    30353           39,097,740

Boeing 757-224                                    30354           39,352,500

Boeing 767-424                                    29446           68,463,560

Boeing 767-424                                    29447           68,560,360

                                                                   MAXIMUM
                                             MANUFACTURER'S       PRINCIPAL
                                                 SERIAL           AMOUNT OF
AIRCRAFT TYPE                                    NUMBER        EQUIPMENT NOTES
-------------                                --------------    ---------------

Boeing 767-424                                    29448           68,953,060

Boeing 767-424                                    29449           69,148,860


The original aggregate principal amount of all Equipment Notes (other than Series D Equipment Notes, if any) for all Aircraft shall not exceed the aggregate face amount of all Certificates issued on the Issuance Date. The original aggregate principal amount of all Equipment Notes of any series (other than Series D Equipment Notes, if any) shall not exceed the original aggregate face amount of all Certificates of the related Class issued on the Issuance Date.

Initial Loan to Aircraft Value with respect to an Aircraft (with (i) the principal amount of the series of Equipment Notes that rank equally or senior aggregated for purposes of the calculation and (ii) the value of any Aircraft for these purposes equal to the value ("the ASSUMED APPRAISED VALUE") for such Aircraft set forth in the Prospectus Supplement under "Description of the Aircraft and the Appraisals--The Appraisals" in the column "Appraised Value") shall not exceed the percentages set forth in the following table:


  SERIES A-1       SERIES A-2       SERIES B       SERIES C-1      SERIES C-2
EQUIPMENT NOTES  EQUIPMENT NOTES EQUIPMENT NOTES EQUIPMENT NOTES EQUIPMENT NOTES
---------------  --------------- --------------- --------------- ---------------

     42.0%            42.0%           53.0%            66.0%           66.0%


The Loan to Aircraft Value for each series of Equipment Notes issued in respect of each Aircraft (computed (i) after aggregating the principal amount of the series of Equipment Notes that rank equally or senior and (ii) as of the date of the issuance thereof on the basis of the Assumed Appraised Value of such
Aircraft and the Depreciation Assumption (as defined in the Prospectus Supplement in "Description of the Equipment Notes--Loan to Value Ratios of Equipment Notes")) will not exceed as of any Regular Distribution Date thereafter (assuming no default in the payment of the Equipment Notes and after giving effect to scheduled payments) the Loan to Aircraft Value for such series of Equipment Notes set forth in the following table for the applicable time period:

                        SERIES A-1  SERIES A-2  SERIES B  SERIES C-1  SERIES C-2
                        EQUIPMENT   EQUIPMENT   EQUIPMENT EQUIPMENT   EQUIPMENT
TIME PERIOD               NOTES       NOTES       NOTES     NOTES       NOTES
-----------             ----------  ----------  --------- ----------  ----------

Up to May 1, 2005.....     42.0%       42.0%      53.0%       66.0%      66.0%
May 2, 2005 - May 1,       42.0        42.0       51.0        66.0        NA
   2010...............
After May 1, 2010.....     40.0         NA        49.0        66.0        NA


As of the Delivery Period Termination Date and each Regular Distribution Date thereafter, the Loan to Aircraft Value for each Class of Certificates (computed
(i) after aggregating the principal amount of the class of Certificates that rank equally or senior and (ii) as of any such date on the basis of the Assumed Appraised Value of all Aircraft that have been delivered and the Depreciation Assumption) will not exceed (assuming no default in the payment of the Equipment Notes and after giving effect to scheduled payments) the percentages set forth in the following table for the applicable time period:

                      CLASS A-1   CLASS A-2     CLASS B     CLASS C-1    CLASS C-2
                    CERTIFICATES CERTIFICATES CERTIFICATES CERTIFICATES CERTIFICATES
                    ------------ ------------ ------------ ------------ ------------
TIME PERIOD
-----------
Up to May 1, 2005...    41.0%        41.0%        51.0%        63.0%        63.0%
May 2, 2005 -           41.0         41.0         49.0         63.0          NA
    May 1, 2010.....
After May 1, 2010...    39.0          NA          47.0         63.0          NA

Initial Average Life (in years) from the Issuance Date for any Aircraft:

            Series A-1:       not more than 14.6 years

            Series B:         not more than 13.2 years

            Series C-1:       not more than 8.5 years

AVERAGE LIFE (IN YEARS)

      As of the Delivery Period Termination Date, the average life of the Class A-1 Certificates, the Class B Certificates and the Class C-1 Certificates shall not be more than, respectively, 12.6 years, 11.2 years, and 7.0 years from the Issuance Date (computed without regard to the acceleration of any Equipment Notes and after giving effect to any special distribution on the Certificates thereafter required in respect of unused Deposits).

FINAL MATURITY DATE

      There shall be a payment of principal scheduled on at least one Series A-1 Equipment Note on November 1, 2020, and no Series A-1 Equipment Note shall mature after such date.

      Series A-2:       May 1, 2010, with no scheduled amortization

      There shall be a payment of principal scheduled on at least one Series B Equipment Note on November 1, 2020, and no Series B Equipment Note shall mature after such date.

      There shall be a payment of principal scheduled on at least one Series C-1 Equipment Note on May 1, 2011, and no Series C-1 Equipment Note shall mature after such date.

      Series C-2:       May 1, 2005, with no scheduled amortization

As of the Delivery Period Termination Date (assuming Equipment Notes are acquired by the Pass Through Trusts for all of the Aircraft), (a) the aggregate principal amount of the Series A-2 Equipment Notes shall equal the original face amount of the Class A-2 Certificates and (b) the aggregate principal amount of the Series C-2 Equipment Notes shall equal the original face amount of the Class C-2 Certificates.

Debt Rate (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears)

      Series A-1:   8.048%

      Series A-2:   7.918%

      Series B:     8.388%

      Series C-1:   8.499%

      Series C-2:   8.321%

Payment Due Rate:             Debt Rate plus 2% per annum

Payment Dates:                May 1 and November 1

Make-Whole Premiums:          As  provided  in  Article  II of the form of Trust
                              Indenture marked as Exhibit A-3 or A-6 (whichever shall be utilized for a Leased Aircraft) of the Note Purchase Agreement (the "TRUST INDENTURE
                              FORM") or the Owned Aircraft Indenture marked as Exhibit C-2 of the Note Purchase Agreement

Redemption and Purchase:      As provided  in Article II of the Trust  Indenture
                              Form

LEASE

Term:                         The Base Lease  Term shall  expire by its terms on
                              or  after  final   maturity  date  of  the  latest
                              maturity date of the related Equipment Notes

Lease Payment Dates:          May 1 and November 1

Minimum Rent:                 Basic Rent due and  payable on each  Payment  Date
                              shall be at least sufficient to pay in full, as of
                              such Payment Date (assuming  timely payment of the
                              related  Equipment Notes prior to such Date),  the
                              aggregate    principal    amount   of    scheduled
                              installments due on the related Equipment Notes outstanding on such Payment Date, together with accrued and unpaid interest thereon.

Supplemental Rent:            Sufficient to cover the sums  described in clauses
                              (a) through (d) of such term as defined in Annex A to the form of Lease (the "LEASE FORM") marked as Exhibit A-2 of the Note Purchase Agreement

Stipulated Loss Value:        At all  times  equal to or  greater  than the then
                              outstanding   principal   amount  of  the  related
                              Equipment Notes together with accrued interest thereon

Termination Value:            At all  times  equal to or  greater  than the then
                              outstanding   principal   amount  of  the  related
                              Equipment Notes together with accrued interest thereon

All-risk hull insurance:      Not less than  Stipulated  Loss Value,  subject to
                              Lessee's right to self-insure on terms no more favorable to Lessee in any material respect than those set forth in Section G of Annex D to the Lease Form.

Minimum Liability             As set forth  in  Schedule 1 to  the  Lease  Form.
Insurance Amount:

Payment Due Rate:             As set forth  in  Schedule 1 to  the  Lease  Form.

SLV Rate:                     As set forth  in  Schedule 1 Lease Form.

PARTICIPATION AGREEMENT

Mortgagee, Subordination Agent, Liquidity Providers, Liquidity Guarantor, Pass Through Trustees, Escrow Agents and Note Holders indemnified against Expenses and Taxes to the extent set forth in Section 9 of the form of the Participation Agreement (the "PARTICIPATION AGREEMENT FORM") marked as Exhibit A-1 to the Note Purchase Agreement

 -----------------------------------------------------------------------------
|                               SCHEDULE VII to                               |
|                           NOTE PURCHASE AGREEMENT                           |
|                           -----------------------                           |
 -----------------------------------------------------------------------------

                         AGGREGATE AMORTIZATION SCHEDULE



                           2000-1A-1 Trust        2000-1B        2000-1C-1 Trust
                              Scheduled       Trust Scheduled       Scheduled
          Date            Principal Payment  Principal Payment  Principal Payment
------------------------  -----------------  -----------------  -----------------
May 1, 2000              $          0.00     $          0.00    $         0.00
November 1, 2000            2,185,117.82          537,840.36      1,551,104.30
May 1, 2001                 8,660,291.13        1,868,068.40      4,074,297.74
November 1, 2001            5,587,447.20          311,638.00        467,457.00
May 1, 2002                 7,881,447.60          534,309.00      1,744,899.46
November 1, 2002            6,610,130.16        1,645,397.40      5,386,938.33
May 1, 2003                 9,525,190.56        1,962,970.27     12,418,632.65
November 1, 2003            6,888,252.33        5,822,065.76          4,488.59
May 1, 2004                10,262,975.53        6,569,064.41        801,463.50
November 1, 2004            6,042,597.16        2,152,993.07              0.00
May 1, 2005                12,211,215.35        1,788,737.37              0.00
November 1, 2005            1,277,715.80        4,785,258.49              0.00
May 1, 2006                14,128,153.10        2,756,712.80      3,772,331.64
November 1, 2006            1,277,715.80          249,310.40              0.00
May 1, 2007                14,128,153.10        2,756,712.80      3,217,287.17
November 1, 2007            1,277,715.80          249,310.40              0.00
May 1, 2008                14,128,153.10        3,323,035.92      6,023,536.60
November 1, 2008            1,277,715.80          249,310.40              0.00
May 1, 2009                14,128,153.10        3,639,195.40      6,996,694.11
November 1, 2009            1,277,715.80          249,310.40              0.00
May 1, 2010                         0.00       16,467,768.24              0.00
November 1, 2010                    0.00                0.00              0.00
May 1, 2011                 3,425,350.93        5,089,737.00     24,159,868.91
November 1, 2011                    0.00                0.00              0.00
May 1, 2012                11,532,937.18        3,541,219.51              0.00
November 1, 2012                    0.00          847,339.36              0.00
May 1, 2013                14,642,872.82        5,901,769.31              0.00
November 1, 2013                    0.00                0.00              0.00
May 1, 2014                37,129,698.76        5,488,551.50              0.00
November 1, 2014                    0.00          299,122.69              0.00
May 1, 2015                42,083,979.58        4,904,761.24              0.00
November 1, 2015                    0.00                0.00              0.00
May 1, 2016                42,928,482.21        5,743,574.87              0.00
November 1, 2016                    0.00                0.00              0.00
May 1, 2017                12,103,479.75        4,612,794.28              0.00
November 1, 2017                    0.00                0.00              0.00
May 1, 2018                         0.00        1,602,702.56              0.00
November 1, 2018                    0.00          632,285.12              0.00
May 1, 2019                39,471,000.70        4,612,794.28              0.00
November 1, 2019            5,101,246.64        2,045,383.14              0.00
May 1, 2020                47,009,783.28        5,295,161.60              0.00
November 1, 2020            1,595,311.91        4,612,794.25              0.00


                                   ANNEX A to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                                   DEFINITIONS


"ACT" means 49 U.S.C. ss.ss. 40101-46507.

"AFFILIATE" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person. For purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise and "controlling," "controlled by" and "under common control with" have correlative meanings.

"AIRCRAFT PURCHASE AGREEMENT" means, in the case of the Boeing 767-424 Aircraft, the Purchase Agreement No. 2060, dated as of October 10, 1997, or, in the case of the Boeing 757-224 Aircraft and the Boeing 737-824 Aircraft, the Purchase Agreement No. 1951 dated July 23, 1996, as amended, each between the Company and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of any such Purchase Agreement); and "AIRCRAFT PURCHASE AGREEMENTS" means all such agreements.

"AIRCRAFT PURCHASE AGREEMENT ASSIGNMENT" means a Purchase Agreement and Engine Warranties Assignment substantially in the form of Exhibit A-4-I, A-4-II or A-4-III to the Note Purchase Agreement.

"ASSUMED  AMORTIZATION  SCHEDULE"  means  Schedule  VII  to  the  Note  Purchase
Agreement.

"BANKRUPTCY CODE" means the United States Bankruptcy Code, 11 U.S.C. ss.ss. 102 ET SEQ.

"BASIC PASS THROUGH TRUST AGREEMENT" means the Pass Through Trust Agreement, dated September 25, 1997, between the Company and Pass Through Trustee, as such agreement may be supplemented, amended or modified, but does not include any Trust Supplement.

"BUSINESS DAY" means any day, other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Houston, Texas, Wilmington, Delaware or Salt Lake City, Utah.

"CERTIFICATE" has the meaning set forth in the third recital to the Note Purchase Agreement.

"CERTIFICATEHOLDER" means the Person in whose name a Certificate is registered in the Register.

"CLASS" means the class of Certificates issued by each Pass Through Trust.

"CLASS D CERTIFICATES" means pass through certificates issued by the Continental Airlines Pass Through Trust, Series 2000-1D, if any.

"COMPANY" means Continental Airlines, Inc., a Delaware corporation.

"CORPORATE TRUST OFFICE" with respect to any Pass Through Trustee or any Loan Trustee, means the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

"CUT-OFF DATE" means the earlier of (a) the day after the Delivery Period Termination Date and (b) the date on which a Triggering Event occurs.

"DELIVERY PERIOD TERMINATION DATE" means the earlier of (a) March 31, 2001, or, if the Equipment Notes relating to all of the New Aircraft (or Substitute Aircraft in lieu thereof) have not been purchased by the Pass Through Trustees on or prior to such date due to any reason beyond the control of the Company and not occasioned by the Company's fault or negligence, September 30, 2001 (provided that, if a labor strike occurs or continues at the Manufacturer after the Issuance Date on or prior to either or both of such dates referred to in this clause (a), such date or dates on or following the Issuance Date shall be extended by adding thereto the number of days that such strike continued in effect after the Issuance Date) and (b) the date on which Equipment Notes issued with respect to all of the New Aircraft (or Substitute Aircraft in lieu thereof) have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.

"DELIVERY DATE" means the Business Day on which a New Aircraft is delivered to and accepted by the Company.

"DEPOSIT" has the meaning set forth in the fifth recital to the Note Purchase Agreement.

"DEPOSIT AGREEMENT" has the meaning set forth in the fifth recital to the Note Purchase Agreement.

"DEPOSITARY" means Credit Suisse First Boston, a banking institution organized under the laws of Switzerland, acting through its New York branch.

"ELIGIBLE AIRCRAFT" has the meaning set forth in the second recital to the Note Purchase Agreement.

"EQUIPMENT NOTES" means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of such Indenture) and any Equipment Note issued under any Indenture in exchange for or replacement of any other Equipment Note.

"ESCROW AGENT" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"ESCROW AND PAYING AGENT AGREEMENT" has the meaning set forth in the fifth recital to the Note Purchase Agreement.

"FAA" means the Federal Aviation Administration of the United States.

"FINAL WITHDRAWAL" with respect to each Escrow and Paying Agent Agreement, has the meaning set forth in Section 1.02 thereof.

"FINANCING AGREEMENTS" means, collectively, the Lease Financing Agreements and the Owner Financing Agreements.

"GOVERNMENT ENTITY" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

"GUARANTEE AGREEMENT" has the meaning set forth in the Intercreditor Agreement.

"GUARANTOR" has the meaning set forth in the Intercreditor Agreement.

"INDENTURES" means, collectively, the Leased Aircraft Indentures, the Special Indentures and the Owned Aircraft Indentures.

"INTERCREDITOR AGREEMENT" has the meaning set forth in the ninth recital to the Note Purchase Agreement.

"ISSUANCE DATE" means the date of the original issuance of the Certificates.

"LAW" means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

"LEASE" means a Lease Agreement substantially in the form of Exhibit A-2 to the Note Purchase Agreement.

"LEASE FINANCING AGREEMENTS" means, collectively, the Aircraft Purchase Agreement Assignment, the Leased Aircraft Participation Agreement, the Lease, the Leased Aircraft Indenture (or, in a case where The Boeing Company or any of its Affiliates is the Owner Participant and if so specified in the Delivery Notice, the Special Indenture), the Equipment Notes issued thereunder and the Trust Agreement relating to the financing of a Leased Aircraft.

"LEASED AIRCRAFT" means a New Aircraft subject to a Lease.

"LEASED AIRCRAFT INDENTURE" means a Trust Indenture and Mortgage substantially in the form of Exhibit A-3 to the Note Purchase Agreement.

"LEASED AIRCRAFT PARTICIPATION AGREEMENT" means a Participation Agreement substantially in the form of Exhibit A-1 to the Note Purchase Agreement.

"LIQUIDITY FACILITY" has the meaning set forth in the ninth recital to the Note Purchase Agreement.

"LIQUIDITY PROVIDER" has the meaning set forth in the ninth recital to the Note Purchase Agreement.

"LOAN TRUSTEE" means the "Mortgagee" as defined in the Financing Agreements.

"MANDATORY DOCUMENT TERMS" means the terms set forth on Schedule V to the Note Purchase Agreement.

"MANDATORY ECONOMIC TERMS" means the terms set forth on Schedule VI to the Note Purchase Agreement.

"MANUFACTURER" means The Boeing Company, a Delaware corporation, solely in its capacity as manufacturer or seller of New Aircraft.

"NEW AIRCRAFT" has the meaning set forth in the second recital to the Note Purchase Agreement.

"NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement to which this Annex A is attached.

"NOTICE OF PURCHASE WITHDRAWAL" with respect to each Deposit Agreement, has the meaning set forth in Section 2.3 thereof.

"OPERATIVE AGREEMENTS" means, collectively, the Pass Through Trust Agreements, the Escrow and Paying Agent Agreements, the Deposit Agreements, the Liquidity Facilities, the Guarantee Agreements, the Intercreditor Agreement, the Trust Agreements, the Equipment Notes, the Certificates and the Financing Agreements.

"OWNED AIRCRAFT" means a New Aircraft subject to an Owned Aircraft Indenture.

"OWNED AIRCRAFT INDENTURE" means a Trust Indenture and Mortgage substantially in the form of Exhibit C-2 to the Note Purchase Agreement.

"OWNED  AIRCRAFT  PARTICIPATION   AGREEMENT"  means  a  Participation  Agreement
substantially in the form of Exhibit C-1 to the Note Purchase Agreement.

"OWNER   FINANCING   AGREEMENTS"   means,   collectively,   the  Owned  Aircraft
Participation Agreement, the Owned Aircraft Indenture and the Equipment Notes issued thereunder.

"OWNER PARTICIPANT" means, with respect to any Leased Aircraft, the Person named as the Owner Participant in the Participation Agreement with respect to such Leased Aircraft.

"OWNER TRUST" means with respect to any Leased Aircraft, the trust created by the "Trust Agreement" referred to in the Leased Aircraft Indenture or Special Indenture related thereto.

"OWNER TRUSTEE" means with respect to any Leased Aircraft, the "Owner Trustee" party to the "Trust Agreement" referred to in the Leased Aircraft Indenture or Special Indenture related thereto.

"PARTICIPATION   AGREEMENTS"   means,   collectively,    the   Leased   Aircraft
Participation Agreements and the Owned Aircraft Participation Agreements.

"PASS THROUGH TRUST" has the meaning set forth in the third recital to the Note Purchase Agreement.

"PASS THROUGH TRUST AGREEMENT" means each of the five separate Trust Supplements, together in each case with the Basic Pass Through Trust Agreement, each dated as of the Issuance Date, by and between the Lessee and Pass Through Trustee.


"PASS THROUGH TRUSTEE" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"PAYING AGENT" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"PERSON" means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

"QUALIFIED OWNER PARTICIPANT" means any bank, trust company, insurance company, financial institution, partnership, limited liability company or corporation (other than, without the Company's consent, a commercial air carrier, a commercial aircraft operator, a freight forwarder or Affiliate of any of the foregoing), in each case with a combined capital and surplus or net worth of at least $50,000,000.

"RATING AGENCIES" means, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate the Certificates and which shall then be rating the Certificates. The initial Rating Agencies will be Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

"RATING AGENCY CONFIRMATION" means, with respect to any Financing Agreement that has been modified in any material respect from the forms thereof attached to the Note Purchase Agreement, with respect to Substitute Aircraft, a written confirmation from each of the Rating Agencies that the use of such Financing Agreement with such modifications or the substituting of such Substitute Aircraft for an Eligible Aircraft, whichever of the foregoing shall in a particular case require Rating Agency Confirmation, would not result in (i) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates or (ii) a withdrawal or suspension of the rating of any Class of Certificates.

"REGISTER" means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to each Pass Through Trust.

"REGULAR DISTRIBUTION DATES" shall mean May 1 and November 1 of each year, commencing May 1, 2000.

"SECTION 1110" means 11 U.S.C. ss. 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy Law in effect from time to time.

"SERIES A-1 EQUIPMENT NOTES" means Equipment Notes issued under an Indenture and designated as "Series A-1" thereunder.

"SERIES A-2 EQUIPMENT NOTES" means Equipment Notes issued under an Indenture and designated as "Series A-2" thereunder.

"SERIES B EQUIPMENT NOTES" means Equipment Notes issued under an Indenture and designated as "Series B" thereunder.

"SERIES C-1 EQUIPMENT NOTES" means Equipment Notes issued under an Indenture and designated as "Series C-1" thereunder.

"SERIES C-2 EQUIPMENT NOTES" means Equipment Notes issued under an Indenture and designated as "Series C-2" thereunder.

"SERIES D EQUIPMENT NOTES" means Equipment Notes issued under an Indenture and designated as "Series D" thereunder, if any.

"SPECIAL INDENTURE" means a Trust Indenture and Mortgage substantially in the form of Exhibit A-6 to the Note Purchase Agreement.

"SUBORDINATION AGENT" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"SUBSTITUTE AIRCRAFT" has the meaning set forth in Section 1(g) of the Note Purchase Agreement.

"TAXES" means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

"TAXING AUTHORITY" means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

"TRIGGERING EVENT" has the meaning assigned to such term in the Intercreditor Agreement.

"TRUST AGREEMENT" means a Trust Agreement substantially in the form of Exhibit E to the Note Purchase Agreement.

"TRUST SUPPLEMENT" means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (i) a separate trust is created for the benefit of the holders of the Pass Through Certificates of a class, (ii) the issuance of the Pass Through Certificates of such class representing fractional undivided interests in such trust is authorized and (iii) the terms of the Pass Through Certificates of such class are established.

"UNDERWRITERS" has the meaning set forth in the fourth recital to the Note Purchase Agreement.

"WTC" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                                 EXHIBIT A-1 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                 FORM OF LEASED AIRCRAFT PARTICIPATION AGREEMENT

                               (Filed Separately)

                                 EXHIBIT A-2 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                                  FORM OF LEASE

                               (Filed Separately)

                                 EXHIBIT A-3 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                        FORM OF LEASED AIRCRAFT INDENTURE

                               (Filed Separately)

                                EXHIBIT A-4-I to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

             FORM OF AIRCRAFT PURCHASE AGREEMENT ASSIGNMENT - ROLLS

 -----------------------------------------------------------------------------
|            CONFIDENTIAL: SUBJECT TO RESTRICTIONS ON DISSEMINATION           |
|   SET FORTH IN SECTION 8 OF THE PARTICIPATION AGREEMENT (AS DEFINED HEREIN) |
 -----------------------------------------------------------------------------

             PURCHASE AGREEMENT AND ENGINE WARRANTIES ASSIGNMENT ___

            PURCHASE AGREEMENT AND ENGINE WARRANTIES ASSIGNMENT ___, dated as of ____________, between Continental Airlines, Inc., a Delaware corporation ("Assignor"), and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee
("Assignee") under Trust Agreement ___ dated as of ____________ (the "Trust Agreement"), between the Owner Participant named therein and Assignee, in its individual capacity, and otherwise not in its individual capacity but solely as trustee thereunder.

            Assignor and Manufacturer (as such term and other capitalized terms are hereinafter defined) are parties to the Purchase Agreement, providing, among other things, for the manufacture and sale by Manufacturer or Manufacturer's wholly owned subsidiary to Assignor of certain aircraft, engines and related equipment, including the Aircraft. Assignor and Engine Manufacturer are parties to the General Terms Agreement, containing, among other terms and conditions, the Engine Warranties.

            Assignee wishes to acquire the Aircraft from Assignor and Assignor, on the terms and conditions hereinafter set forth, is willing to assign to Assignee certain of Assignor's rights and interests under the Purchase Agreement and the General Terms Agreement and Assignee is willing to accept such assignment, as hereinafter set forth.

                                   AGREEMENTS

            The parties hereto agree as follows:

            Section 1. DEFINITIONS. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

            AIRCRAFT - The Boeing Model 757-224 aircraft bearing Manufacturer's Serial No. _________ and U.S. Registration No. ________, to be financed pursuant to the Participation Agreement, including the Engines.

            ENGINES - Two Rolls-Royce Model RB211-535E4-B-37 series engines bearing manufacturer's serial numbers ________ and ________, respectively, installed on the Aircraft.

            ENGINE MANUFACTURER - Rolls-Royce plc, a corporation organized under the laws of England, and its successors and assigns.

            ENGINE WARRANTIES - Engine Manufacturer's "Engine and Parts Warranty" reference CE28, "Nacelle Warranty" reference CE49A and "Non-Installation Items Warranty" reference CE7/Audit 1, as set forth in Exhibit C which forms a part of the General Terms Agreement, and as limited by the applicable terms of the General Terms Agreement and such Exhibit C.

            GENERAL TERMS AGREEMENT - The Purchase Contract reference RR/CAL/DEG2124 dated December 7, 1993, by and between Engine Manufacturer and Assignor, including Exhibit C - "Warranties" thereto, insofar as such Exhibit C relates to the Engine Warranties, but excluding any and all Side Letter Agreements attached thereto, to the extent that such Purchase Contract and such Exhibit relate to the Engines, as such Purchase Contract may hereafter be amended, supplemented and modified to the extent relating to the Engines.

            LEASE - The Lease Agreement ___, dated as of ____________, as at any time amended, supplemented and modified, between Assignee, as lessor, and Assignor, as lessee, providing for the lease of the Aircraft.

            MANUFACTURER - The Boeing Company, a Delaware corporation, and its successors and assigns.

            PARTICIPATION AGREEMENT - The Participation Agreement ___, dated as of ____________, among Assignor, the Participants, Assignee and Mortgagee, as at any time amended, supplemented and modified.

            PURCHASE AGREEMENT - Purchase Agreement No. 1783, dated March 18, 1993, between Manufacturer and Assignor, providing, among other things, for the manufacture and sale by Manufacturer to Assignor of certain Boeing Model 757 aircraft (including the Aircraft) and including as part thereof Exhibits A, B, D, E and F thereto, but excluding all other exhibits and letter and supplemental agreements, to the extent that such Purchase Agreement and such Exhibits relate to the Aircraft, as such Purchase Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Assignment.

            Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in the Participation Agreement.

            Section 2. ASSIGNMENT. Assignor does hereby sell, assign, transfer and set over unto Assignee and its successors and permitted assigns all of Assignor's rights and interests in and to the Purchase Agreement, as and only to the extent that the same relates to the Aircraft, and in and to the General Terms Agreement, as and only to the extent that the Engine Warranties contained therein relate to the Engines, except to the extent reserved below, including without limitation in such assignment (a) all claims for damages in respect of the Aircraft and the Engines arising as a result of any default by Manufacturer under the Purchase Agreement or Engine Manufacturer or any other vendor or supplier of other parts or equipment installed on or in the Aircraft, including without limitation all warranty service life policies, aircraft performance guarantees and indemnity provisions contained in the Purchase Agreement and the Engine Warranties, and all claims arising thereunder, in respect of the Aircraft and the Engines, (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft and the Engine Warranties in respect of the Engines and (c) the right to purchase and take title to the Aircraft pursuant to the Purchase Agreement; RESERVING TO ASSIGNOR, HOWEVER, with respect to the Aircraft and each Engine, (i) all rights to receive any credits due to Assignor with respect to the purchase price of the Aircraft pursuant to the Purchase Agreement and of the Engines pursuant to the General Terms Agreement, (ii) all of Assignor's rights and interests in or arising out of any payments or deposits made relating to the Aircraft or to be made by Assignor on amounts credited or to be credited or paid or to be paid by the Manufacturer to Assignor in respect of the Aircraft, and, (iii) so long and only so long as, the Aircraft and each Engine shall be subject to the Lease and no Lease Event of Default shall have occurred and be continuing thereunder, the rights (A) to demand, accept and retain all rights in and to all property (other than the Aircraft), data and services that Manufacturer or Engine Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement or the General Terms Agreement, as the case may be, and (B) to obtain services, training, data and demonstration and test flights pursuant to the Purchase Agreement or the General Terms Agreement, as the case may be.

            Assignee hereby accepts such assignment subject to the terms hereof. Assignor has furnished a true copy of the Purchase Agreement and a true copy of the General Terms Agreement to Assignee and has specifically directed Assignee's attention to Paragraph 10 of Part A, Paragraph 5 of Part C, Paragraph 3 of Part D, Paragraph 2 of Part D-1, and Paragraph 5 of Part F of Exhibit B to the Purchase Agreement.

            Section 3. EXERCISE OF RIGHTS OF "BUYER" UNDER PURCHASE AGREEMENT AND OF "CONTINENTAL" UNDER GENERAL TERMS AGREEMENT. Notwithstanding the foregoing, if and so long as no Lease Event of Default shall have occurred and be continuing, Assignee authorizes Assignor, to the exclusion of Assignee, during the Term, to exercise in Assignor's name all rights and powers of the "Buyer" in respect of the Aircraft under the Purchase Agreement and of "Continental" in respect of each Engine under the General Terms Agreement, and of Assignee in respect of a default by any vendor or supplier of parts and equipment (as specified in clause (b) of Section 2 above) and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Agreement or the General Terms Agreement in respect of the Aircraft or each Engine, as the case may be, except that Assignor may not enter into any change order or other amendment, modification or supplement to the Purchase Agreement without the written consent or countersignature of Assignee if such change order, amendment, modification or supplement would (i) result in any rescission, cancellation or termination of the Purchase Agreement in respect of the Aircraft or (ii) materially diminish the rights assigned hereunder to Assignee. Assignee agrees that, as between Assignee and Manufacturer or Engine Manufacturer, as the case may be (and without affecting Assignor's duties or obligations under the Participation Agreement or the Lease), neither Manufacturer nor Engine Manufacturer, as the case may be, shall be deemed to have knowledge of any Lease Default, Lease Event of Default, declaration of default or the discontinuance or remedy thereof or the Aircraft or either Engine being no longer subject to the Lease or any change in the authority of Assignor or Assignee, as the case may be, to exercise any of the rights established hereunder unless and until Manufacturer shall have received written notice thereof from Assignee or Mortgagee addressed to its Treasurer at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124-3707, if by mail, or to (425) 237-1706, if by facsimile, or, in the case of Engine Manufacturer, Engine Manufacturer shall have received written notice thereof from Assignee or Mortgagee addressed to its Contract Manager RB211-535, 524 and Large Fleet Engines at P.O. Box 31, Derby DE24 8BJ, England, if by mail, or to
011-44-332-248514, if by facsimile. So long as Manufacturer and Engine Manufacturer act in good faith, Manufacturer and Engine Manufacturer may rely conclusively on any such notice without inquiring as to the accuracy of, or the entitlement of the party to give, such notice.

            Section 4. CERTAIN AGREEMENTS. It is expressly agreed that, anything herein contained to the contrary notwithstanding:

            (a) Assignor shall at all times remain liable (i) to Manufacturer under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder and (ii) to Engine Manufacturer under the General Terms Agreement to perform all the duties and obligations of the "Continental" thereunder, in each case to the same extent as if this Assignment had not been executed,

            (b) the exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement or to Engine Manufacturer under the General Terms Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations, and

            (c) except as provided in the next sentence, none of Assignee, Mortgagee or any Participant shall have any obligation or liability under the Purchase Agreement or the General Terms Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement or the General Terms Agreement or to make any payment thereunder or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

Anything contained in this Assignment, the Consent and Agreement or the Engine Consent and Agreement to the contrary notwithstanding, but without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, the General Terms Agreement or this Assignment, Assignee and Mortgagee confirm for the benefit of Manufacturer and Engine Manufacturer, respectively, that, insofar as the provisions of the Purchase Agreement or the Engine Warranties relate to the Aircraft or the Engines, as the case may be, in exercising any rights under the Purchase Agreement or the Engine Warranties, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement or the Engine Warranties, the terms and conditions of the Purchase Agreement and the Engine Warranties, including without limitation Exhibit C thereto shall apply to, and be binding upon, Assignee and Mortgagee to the same extent as Assignor. Each of

Assignee and Mortgagee agree that, in the event it intends to sell, re-lease or otherwise dispose of one or more of the Engines to any Person, it will use reasonable efforts to ensure that such Person enters into a direct warranty agreement with Engine Manufacturer prior to delivery of such Engine or Engines to such Person.

            Section 5. PRESERVATION OF RIGHTS. Nothing contained in this Assignment shall in any way diminish or limit the provisions of Assignor's indemnity in Section 9 of the Participation Agreement with respect to any liability of Assignee to Manufacturer in any way relating to or arising out of the Purchase Agreement. Nothing contained in this Assignment shall subject Manufacturer or Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or under the General Terms Agreement, as the case may be, or modify in any respect the contract rights of Manufacturer or Engine Manufacturer thereunder, except as may be provided in their respective consents attached hereto, or require Manufacturer to divest itself of title to or possession of the Aircraft or other goods and services until delivery thereof and payment therefor as provided in the Purchase Agreement or subject Manufacturer or Engine Manufacturer to any multiple or duplicative liability or obligation under the Purchase Agreement or the General Terms Agreement, as the case may be. No further assignment of the Engine Warranties, including without limitation assignments for security purposes (other than under the Trust Indenture), are permitted without the express written consent of Engine Manufacturer.

            Section 6.  APPOINTMENT  OF  ATTORNEY.  Effective at any time when a
Lease Event of Default shall have occurred and be continuing, (i) unless Assignee and Mortgagee (so long as the Lien of the Trust Indenture has not been discharged), in their sole discretion, shall notify Manufacturer or Engine Manufacturer, as the case may be, to the contrary, the authorization given to Assignor under Section 3 hereof to enforce such rights and claims shall henceforth cease to be effective and Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor's expense, cooperate with and take such action as is reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims, and (ii) Assignor does hereby constitute Assignee, its successors and permitted assigns, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft or the Engine Warranties in respect of the Engines, as the case may be, to the extent that the same have been assigned by this Assignment and, for such period as Assignee may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceeding and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable in the premises.

            Section 7. OTHER ACTION. Assignor agrees that, at Assignor's sole cost and expense, at any time and from time to time, upon the written request of Assignee or, so long as the Lien of the Trust Indenture has not been discharged, Mortgagee, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee or, so long as the Lien of the Trust Indenture has not been discharged, Mortgagee, may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

            Section 8. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor does hereby represent and warrant that the Purchase Agreement and the General Terms Agreement are in full force and effect as to Assignor and are enforceable against Assignor in accordance with their respective terms. Assignor does hereby further represent and warrant that Assignor has, with the authorized execution of the Consent and Agreement and the Engine Consent and Agreement, (i) received all necessary consents to the assignment and transfer contemplated herein (including without limitation the assignment and transfer contemplated herein of Assignor's rights under the Purchase Agreement and the General Terms Agreement) and (ii) assuming that the Consent and Agreement and the Engine Consent and Agreement are in full force and effect, such consents are in full force and effect and Assignor further represents and warrants that Assignor has not assigned (except as assigned hereby) or pledged (except pursuant to the 757 Purchase Agreement Assignment dated February 7, 1994 between Lessee and Manufacturer, the Lien of which will have been released at or prior to the delivery of this Agreement), and hereby covenants that it will not during the Term assign (except as assigned hereby) or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement or with respect to the Engines under the General Terms Agreement not assigned hereby to anyone other than Assignee.

            Section 9. PAYMENTS. Notwithstanding this Assignment and anything herein to the contrary, all amounts that Manufacturer or Engine Manufacturer is obligated to pay to Assignor under the Purchase Agreement with respect to the Aircraft or under the General Terms Agreement with respect to the Engines, including, without limitation, resulting from the enforcement of any warranty, covenant, representation, indemnity or product support agreement thereunder or the enforcement or exercise of any right or power thereunder or hereunder (in the case of Manufacturer, a "Manufacturer Payment," and in the case of Engine Manufacturer, an "Engine Manufacturer Payment") (excluding, however, from Manufacturer Payments and Engine Manufacturer Payments any amounts Manufacturer is obligated to pay to Assignor with respect to the rights reserved to Assignor in Section 2 hereof), will be payable and applicable as follows: all Manufacturer Payments and Engine Manufacturer Payments shall be paid to Assignor unless and until Manufacturer or Engine Manufacturer, as the case may be, shall have received written notice as set forth in Section 3 hereof from Assignee or Mortgagee that a Lease Event of Default has occurred and is continuing, whereupon Manufacturer or Engine Manufacturer, as the case may be, will, until Manufacturer or Engine Manufacturer, as the case may be, shall have received written notice from Assignee or Mortgagee that all Lease Events of Default have been cured or waived, make any and all such payments directly to Assignee (or, so long as the Trust Indenture has not been discharged and Manufacturer or Engine Manufacturer, as the case may be, shall have received notice thereof, to Mortgagee). Any amounts received by Assignee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of sums owing to Assignee in accordance with the terms of the Operative Agreements, be held and invested as provided in Section 4.4 of the Lease.

            Section 10. ASSIGNEE'S AGREEMENT. Assignee agrees that, during the Term, except as otherwise contemplated by Section 2 hereof and unless a Lease Event of Default shall have occurred and be continuing, it will not enter into any agreement that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement or the General Terms Agreement in respect of the Aircraft or the Engines without the prior written consent of Assignor.

            Section 11. EXECUTION; COUNTERPARTS, ETC. This Assignment is executed by Assignor and Assignee concurrently with the execution and delivery of the Lease. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and both of which counterparts, taken together, shall constitute one and the same instrument. The section headings in this Assignment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

            Section 12. CONFIDENTIAL TREATMENT. Assignee agrees that it will not disclose to any third party the terms of the Purchase Agreement or the General Terms Agreement except (i) as required by applicable law or governmental regulation, (ii) in connection with the financing of the Aircraft, (iii) as permitted under Section 8 of the Participation Agreement as if this Assignment were specifically referred to therein, (iv) with the consent of Assignor, Manufacturer and the Engine Manufacturer (as the case may be) or (v) in connection with any sale or lease of the Aircraft. Assignee further agrees that in connection with any disclosures made as contemplated by clauses (ii) (except in connection with the financing contemplated by the Participation Agreement),
(iii) (except as to clauses (C) and (E) and (F) of Section 8 of the Participation Agreement) or (iv) of the preceding sentence, Assignee shall instruct the entity to which such information is disclosed to treat such information as confidential on the terms set forth in this Section 12.

            Section 13. ASSIGNMENT TO MORTGAGEE. The right, title and interest of Assignee in and to this Assignment has been assigned to and is subject to a security interest in favor of Wilmington Trust Company, as Mortgagee under the Trust Indenture, for the benefit of the Noteholders and the Indenture Indemnitees referred to in such Trust Indenture, all to the extent provided in such Trust Indenture. Assignor hereby consents to such assignment and to the creation of such security interest in and to this Assignment.

            SECTION 14. GOVERNING LAW. THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                     [This space intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement and Engine Warranties Assignment ___ to be duly executed as of the day and year first above written.

                                    CONTINENTAL AIRLINES, INC.



                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION,
                                      not in its individual capacity
                                      but solely as Owner Trustee



                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

            The undersigned, as Mortgagee for the benefit of the Note Holders and Indenture Indemnitees and as assignee of, and holder of a security interest in, the estate, right, title and interest of Assignee in and to the foregoing Assignment pursuant to the terms of the Trust Indenture agrees to the terms of the foregoing Assignment and agrees that its rights and remedies under the Trust Indenture shall be subject to the terms and conditions of the foregoing Assignment, including Sections 4 and 5 therein, and of the Purchase Agreement and the General Terms Agreement.

                                    WILMINGTON TRUST COMPANY,
                                     as Mortgagee



                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

                     MANUFACTURER CONSENT AND AGREEMENT ___


            The undersigned, THE BOEING COMPANY, a Delaware corporation, hereby acknowledges notice of and consents to all of the terms of Purchase Agreement and Engine Warranties Assignment ___ (herein called the "Assignment") (the defined terms therein being hereinafter used with the same meanings unless otherwise defined herein) between Continental Airlines, Inc., as Assignor, and First Security Bank, National Association, as Owner Trustee, as Assignee, and hereby confirms to Assignee that: (i) all representations, warranties, indemnities and agreements of Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of Assignee to the same extent as if originally named the "Buyer" therein, except as provided by Section 2 of the Assignment; (ii) Assignee shall not be liable for any of the obligations or duties of Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of Assignee owing to Manufacturer, except as provided in Section 4 of the Assignment; (iii) Manufacturer consents to the lease of the Aircraft by Assignee to Assignor under the Lease, consents to the grant of a security interest in the Aircraft pursuant to the Trust Indenture by Assignee and agrees that the Assignment constitutes an agreement by Assignee as required by Article 10.2 of the Purchase Agreement; and (iv) Manufacturer will continue to pay to Assignor or its order all payments that Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement unless and until Manufacturer shall have received written notice from Assignee or Mortgagee addressed to its Vice President-Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124-3707, if by mail, or to (425) 237-1706, if by facsimile, that a Lease Event of Default has occurred and is continuing, whereupon Manufacturer will not be required to make further inquiry into the content of such notice and will make any and all payments that it may be required thereafter to make in respect of the Aircraft under the Purchase Agreement and the right to receive that has been assigned under the Assignment, directly to Assignee at its address at 79 South Main Street, Third Floor, Salt Lake City, Utah 84111, Attn: Corporate Trust Department (or, so long as the Trust Indenture has not been discharged, directly to Mortgagee at its address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attn: Corporate Trust Administration), unless and until Manufacturer shall have received notice in writing from Assignee or Mortgagee that no Lease Event of Default is continuing, whereupon Manufacturer shall make all payments that Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement to Assignor or its order, as aforesaid.

            Manufacturer hereby represents and warrants that: (i) Manufacturer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the making and performance of the Purchase Agreement and this Manufacturer Consent and Agreement ___ have been duly authorized by all necessary corporate action on the part of Manufacturer, do not require any stockholder approval and do not contravene Manufacturer's Restated Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which Manufacturer is a party or by which it is bound and the making of the Purchase Agreement and this Manufacturer Consent and Agreement ___, the giving of the warranty obligations thereunder, do not, as to such making or giving, contravene any law binding on Manufacturer; and (iii) the Purchase Agreement constituted, as of the date thereof and at all times thereafter to and including the date of this Manufacturer Consent and Agreement ___, and this Manufacturer Consent and Agreement ___ constitutes, binding obligations of Manufacturer enforceable against Manufacturer in accordance with their respective terms subject to (A) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the Purchase Agreement and this Manufacturer Consent and Agreement ___ inadequate for the practical realization of the benefits intended to be provided thereby. It is understood that the execution of this Manufacturer Consent and Agreement ___ by Manufacturer is subject to the condition that, concurrently with the delivery of the Aircraft to Assignee, Assignee shall lease the Aircraft to Assignor under the Lease.


                     [This space intentionally left blank.]

            THIS MANUFACTURER CONSENT AND AGREEMENT ___ SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF WASHINGTON, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

            Dated as of _______________.


                                    THE BOEING COMPANY



                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

                  ENGINE MANUFACTURER CONSENT AND AGREEMENT ___


            The undersigned, ROLLS-ROYCE plc, a corporation organized under the laws of England whose registered office is at 65 Buckingham Gate, London SWIE 6AT, England, hereby acknowledges notice of and consents to all of the terms of Purchase Agreement and Engine Warranties Assignment ___ (herein called the "Assignment") (the defined terms therein being hereinafter used with the same meanings unless otherwise defined herein) between Continental Airlines, Inc., as Assignor, and First Security Bank, National Association, as Owner Trustee, as Assignee. Under the General Terms Agreement, Engine Manufacturer has agreed to support certain Rolls-Royce Model RB211-535E4-B-37 engines and spare parts therefor purchased by Assignor from Engine Manufacturer, as installed on certain Boeing Model 757 aircraft. Engine Manufacturer hereby confirms to Assignor and Assignee that the Engine Warranties, as and to the extent that such relate to the Engines, shall inure to the benefit of Assignee (and, so long as the Trust Indenture has not been discharged, Mortgagee) to the same extent as if originally named "Continental" in the General Terms Agreement and to the benefit of Assignor (but only to the extent provided for in the Assignment) in each case subject to the terms and conditions of the Assignment; PROVIDED, that Engine
Manufacturer shall not owe any liability or obligation under the Engine Warranties more than once in total.

            Engine Manufacturer represents and warrants that:

            1. It is a corporation duly organized and validly existing in good standing under the laws of England;

            2. The making and performance of this Engine Manufacturer Consent and Agreement ___ in accordance with its terms have been duly authorized by all necessary corporate action on the part of Engine Manufacturer, do not require any stockholder approval and do not contravene its Articles of Association or by-laws or any debenture, credit agreement or other contractual agreement to which Engine Manufacturer is a party or by which it is bound or any law binding on Engine Manufacturer;

            3. The making and performance of the Engine Warranties in accordance with their terms have been duly authorized by all necessary corporate action on the part of Engine Manufacturer, do not require any stockholder approval and do not contravene Engine Manufacturer's Articles of Association or by-laws or any debenture, credit agreement or other contractual agreement to which Engine Manufacturer is a party or by which it is bound, and do not, as to the making thereof, contravene any law binding on Engine Manufacturer, and to the best of its knowledge, do not as to the performance thereof contravene any law binding on Engine Manufacturer; and

            4. The Engine Warranties constituted as of the date on which they were made and at all times thereafter to and including the date of this Engine Manufacturer Consent and Agreement ___, and this Engine Manufacturer Consent and Agreement ___ constitute binding obligations of Engine Manufacturer enforceable against Engine Manufacturer in accordance with their respective terms subject to:

            (a)   the   limitations   of  applicable   bankruptcy,   insolvency,
                  reorganization, moratorium or similar laws affecting the rights of creditors generally; and

            (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                     [This space intentionally left blank.]

            THIS ENGINE MANUFACTURER CONSENT AND AGREEMENT ___ SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

            Dated as of ______________.

                                    ROLLS-ROYCE PLC



                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                EXHIBIT A-4-II to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

              FORM OF AIRCRAFT PURCHASE AGREEMENT ASSIGNMENT - CFM

 -----------------------------------------------------------------------------
|            CONFIDENTIAL: SUBJECT TO RESTRICTIONS ON DISSEMINATION           |
|   SET FORTH IN SECTION 8 OF THE PARTICIPATION AGREEMENT (AS DEFINED HEREIN) |
 -----------------------------------------------------------------------------

             PURCHASE AGREEMENT AND ENGINE WARRANTIES ASSIGNMENT ___

            PURCHASE AGREEMENT AND ENGINE WARRANTIES ASSIGNMENT ___, dated as of __________, between Continental Airlines, Inc., a Delaware corporation ("Assignor"), and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee
("Assignee")  under  Trust  Agreement  ___ dated as of  __________  (the  "Trust
Agreement"), between the Owner Participant named therein and Assignee, in its individual capacity, and otherwise not in its individual capacity but solely as trustee thereunder.

            Assignor and Manufacturer (as such term and other capitalized terms are hereinafter defined) are parties to the Purchase Agreement, providing, among other things, for the manufacture and sale by Manufacturer or Manufacturer's wholly owned subsidiary to Assignor of certain aircraft, engines and related equipment, including the Aircraft. Assignor and Engine Manufacturer are parties to the General Terms Agreement, containing, among other terms and conditions, the Engine Warranties.

            Assignee wishes to acquire the Aircraft and Assignor, on the terms and conditions hereinafter set forth, is willing to assign to Assignee certain of Assignor's rights and interests under the Purchase Agreement and the General Terms Agreement and Assignee is willing to accept such assignment, as hereinafter set forth.

                                   AGREEMENTS

            The parties hereto agree as follows:

            Section 1. DEFINITIONS. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

            AIRCRAFT - The Boeing Model 737-___ aircraft bearing Manufacturer's Serial No. _______ and U.S. Registration No. __________, to be financed pursuant to the Participation Agreement, including the Engines.

            ENGINES   -  Two  CFM  Model   ________   series   engines   bearing
manufacturer's serial numbers ________ and ________, respectively, installed on the Aircraft.

            ENGINE   MANUFACTURER   -  CFM   International,   Inc.,  a  Delaware
corporation, and its successors and assigns.

            ENGINE WARRANTIES - Engine Manufacturer's "New Engine Warranty," "New Parts Warranty," "Ultimate Life Warranty" and "Campaign Change Warranty," as set forth in the Engine Manufacturer's Engine Product Support Plan which forms a part of the General Terms Agreement, and as limited by the applicable terms of the General Terms Agreement and such Engine Product
Support Plan.

            GENERAL TERMS AGREEMENT - The Agreement No. 6-7075, dated as of June 10, 1985, by and between Engine Manufacturer and Assignor, including the "Engine Product Support Plan" at Exhibit B thereto, insofar as such Engine Product Support Plan relates to the Engine Warranties, but excluding any and all letter agreements attached thereto, to the extent that such General Terms Agreement and such Exhibit relate to the Engines, as such General Terms Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Assignment to the extent relating to the Engines.

            LEASE - The Lease Agreement ___, dated as of __________, as at any time amended, supplemented and modified, between Assignee, as lessor, and Assignor, as lessee, providing for the lease of the Aircraft.

            MANUFACTURER - The Boeing Company, a Delaware corporation, and its successors and assigns.

            PARTICIPATION AGREEMENT - The Participation Agreement ___, dated as of ___________, among Assignor, the Participants, Assignee and Mortgagee, as at any time amended, supplemented and modified.

            PURCHASE AGREEMENT - Purchase Agreement No. 1951, dated July 23, 1996, between Manufacturer and Assignor, providing, among other things, for the manufacture and sale by Manufacturer to Assignor of certain Boeing Model 737 aircraft (including the Aircraft) and including as part thereof Exhibits A, B, D, E and F thereto, but excluding all other exhibits and letter and supplemental agreements, to the extent that such Purchase Agreement and such Exhibits relate to the Aircraft, as such Purchase Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Assignment.

            Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in the Participation Agreement.

            Section 2. ASSIGNMENT. Assignor does hereby sell, assign, transfer and set over unto Assignee and its successors and permitted assigns all of Assignor's rights and interests in and to the Purchase Agreement, as and only to the extent that the same relates to the Aircraft, and in and to the General Terms Agreement, as and only to the extent that the Engine Warranties contained therein relate to the Engines, except to the extent reserved below, including without limitation in such assignment (a) all claims for damages in respect of the Aircraft and the Engines arising as a result of any default by Manufacturer under the Purchase Agreement or Engine Manufacturer or any other vendor or supplier of other parts or equipment installed on or in the Aircraft, including without limitation all warranty service life policies, aircraft performance guarantees and indemnity provisions contained in the Purchase Agreement and the Engine Warranties, and all claims arising thereunder, in respect of the Aircraft and the Engines, (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft and the Engine Warranties in respect of the Engines and (c) the right to purchase and take title to the Aircraft pursuant to the Purchase Agreement; reserving to Assignor, however, with respect to the Aircraft and each Engine, (i) all rights to receive any credits due to Assignor with respect to the purchase price of the Aircraft pursuant to the Purchase Agreement and of the Engines pursuant to the General Terms Agreement, (ii) all of Assignor's rights and interests in or arising out of any payments or deposits made relating to the Aircraft or to be made by Assignor on amounts credited or to be credited or paid or to be paid by the Manufacturer to the Assignor in respect of the Aircraft and (iii) so long and only so long as the Aircraft and each Engine shall be subject to the Lease and no Lease Event of Default shall have occurred and be continuing thereunder, the rights (A) to demand, accept and retain all rights in and to all property (other than the Aircraft), data and services that Manufacturer or Engine Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement or the General Terms Agreement, as the case may be, and (B) to obtain services, training, data and demonstration and test flights pursuant to the Purchase Agreement or the General Terms Agreement, as the case may be.

            Assignee hereby accepts such assignment subject to the terms hereof. Assignor has furnished a true copy of the Purchase Agreement and a true copy of the General Terms Agreement to Assignee and has specifically directed Assignee's attention to Paragraph 10 of Part A, Paragraph 5 of Part C, Paragraph 3 of Part D, Paragraph 2 of Part D-1, Paragraph 5 of Part F-1, and Paragraph 9 and 10 of Part F-2 of Exhibit B to the Purchase Agreement.

            Section 3. EXERCISE OF RIGHTS OF "BUYER" UNDER PURCHASE AGREEMENT AND OF "AIRLINE" UNDER GENERAL TERMS AGREEMENT. Notwithstanding the foregoing, if and so long as no Lease Event of Default shall have occurred and be continuing, Assignee authorizes Assignor, to the exclusion of Assignee, during the Term, to exercise in Assignor's name all rights and powers of the "Buyer" in respect of the Aircraft under the Purchase Agreement and of the "Airline" in respect of each Engine under the General Terms Agreement, and of Assignee in respect of a default by any vendor or supplier of parts and equipment (as specified in clause (a) of Section 2 above) and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Agreement or the General Terms Agreement in respect of the Aircraft or each Engine, as the case may be, except that Assignor may not enter into any change order or other amendment, modification or supplement to the Purchase Agreement without the written consent or countersignature of Assignee if such change order, amendment, modification or supplement would (i) result in any rescission, cancellation or termination of the Purchase Agreement in respect of the Aircraft or (ii) materially diminish the rights assigned hereunder to Assignee. Assignee agrees that, as between Assignee and Manufacturer or Engine Manufacturer, as the case may be (and without affecting Assignor's duties or obligations under the Participation Agreement or the Lease), neither Manufacturer nor Engine Manufacturer, as the case may be, shall be deemed to have knowledge of any Lease Default, Lease Event of Default, declaration of default or the discontinuance or remedy thereof or the Aircraft or either Engine being no longer subject to the Lease or any change in the authority of Assignor or Assignee, as the case may be, to exercise any of the rights established hereunder unless and until Manufacturer shall have received written notice thereof from Assignee or Mortgagee addressed to its Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124-2207, if by mail, or to (425) 237-1706, if by facsimile, or, in the case of Engine Manufacturer, Engine Manufacturer shall have received written notice thereof from Assignee or Mortgagee addressed to its Commercial Contract Director at P.O. Box 15514, Cincinnati, Ohio 45215-6301, if by mail, or to (513) 243-1345, if by facsimile. So long as Manufacturer and Engine Manufacturer act in good faith, Manufacturer and Engine Manufacturer may rely conclusively on any such notice without inquiring as to the accuracy of, or the entitlement of the party to give, such notice.

            The Engine Manufacturer shall not be deemed to have knowledge of the replacement of an Engine with another CFM engine, until the Engine Manufacturer has received written notice thereof. Such notice shall include the serial number of the Engine being replaced, as well as the serial number of the replacement Engine and shall be sent to: Lease Pool Manager, Customer Support Operation, GE Aircraft Engines, 111 Merchant Street, Room 450, Cincinnati, Ohio 45246.

            Section 4. CERTAIN AGREEMENTS. It is expressly agreed that, anything herein contained to the contrary notwithstanding:

            (a) Assignor shall at all times remain liable (i) to Manufacturer under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder and (ii) to Engine Manufacturer under the General Terms Agreement to perform all the duties and obligations of the "Airline" thereunder, in each case to the same extent as if this Assignment had not been executed,

            (b) the exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement or to Engine Manufacturer under the General Terms Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations, and

            (c) except as provided in the next sentence, none of Assignee, Mortgagee or any Participant shall have any obligation or liability under the Purchase Agreement or the General Terms Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement or the General Terms Agreement or to make any payment thereunder or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

Anything contained in this Assignment, the Consent and Agreement or the Engine Consent and Agreement to the contrary notwithstanding, but without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, the General Terms Agreement or this Assignment, Assignee and Mortgagee confirm for the benefit of Manufacturer and Engine Manufacturer, respectively, that, insofar as the provisions of the Purchase Agreement or the Engine Warranties relate to the Aircraft or the Engines, as the case may be, in exercising any rights under the Purchase Agreement or the Engine Warranties, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement or the Engine Warranties, the terms and conditions of the Purchase Agreement and the Engine Warranties including, without limitation, the Disclaimer and Release and Exclusion of Liabilities provisions of Article 12, including without limitation Exhibit B (the "Product Assurance Document") and Exhibit C (the "Customer Support Document") of the Purchase Agreement shall apply to, and be binding upon, Assignee and Mortgagee to the same extent as Assignor.

            Section 5. PRESERVATION OF RIGHTS. Nothing contained in this Assignment shall in any way diminish or limit the provisions of Assignor's indemnity in Section 9 of the Participation Agreement with respect to any liability of Assignee to Manufacturer in any way relating to or arising out of the Purchase Agreement. Nothing contained in this Assignment shall subject Manufacturer or Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or under the General Terms Agreement, as the case may be, or modify in any respect the contract rights of Manufacturer or Engine Manufacturer thereunder, except as may be provided in the Consent and Agreement and the Engine Consent and Agreement, or require Manufacturer to divest itself of title to or possession of the Aircraft or other goods and services until delivery thereof and payment therefor as provided in the Purchase Agreement or subject Manufacturer or Engine Manufacturer to any multiple or duplicative liability or obligation under the Purchase Agreement or the General Terms Agreement, as the case may be. No further assignment of the Engine Warranties, including without limitation assignments for security purposes (other than under the Trust Indenture), are permitted without the express written consent of Engine Manufacturer.

            Section 6.  APPOINTMENT  OF  ATTORNEY.  Effective at any time when a
Lease Event of Default shall have occurred and be continuing, (i) unless Assignee and Mortgagee (so long as the Lien of the Trust Indenture has not been discharged), in their sole discretion, shall notify Manufacturer or Engine Manufacturer, as the case may be, to the contrary, the authorization given to Assignor under Section 3 hereof to enforce such rights and claims shall henceforth cease to be effective and Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor's expense, cooperate with and take such action as is reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims, and (ii) Assignor does hereby constitute Assignee, its successors and permitted assigns, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft or the Engine Warranties in respect of the Engines, as the case may be, to the extent that the same have been assigned by this Assignment and, for such period as Assignee may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceeding and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable in the premises.

            Section 7. OTHER ACTION. Assignor agrees that, at Assignor's sole cost and expense, at any time and from time to time, upon the written request of Assignee or, so long as the Lien of the Trust Indenture has not been discharged, Mortgagee, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee or, so long as the Lien of the Trust Indenture has not been discharged, Mortgagee, may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

            Section 8. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor does hereby represent and warrant that the Purchase Agreement and the General Terms Agreement are in full force and effect as to Assignor and are enforceable against Assignor in accordance with their respective terms. Assignor does hereby further represent and warrant that Assignor has, with the authorized execution of the Consent and Agreement and the Engine Consent and Agreement, (i) received all necessary consents to the assignment and transfer contemplated herein (including without limitation the assignment and transfer contemplated herein of Assignor's rights under the Purchase Agreement and the General Terms Agreement) and (ii) assuming that the Consent and Agreement and the Engine Consent and Agreement are in full force and effect, such consents are in full force and effect and Assignor further represents and warrants that Assignor has not assigned (except as assigned hereby) or pledged (except pursuant to the 737 Purchase Agreement Assignment dated as of November 27, 1996 between Lessee and Manufacturer, the Lien of which will have been released at or prior to the delivery of this Agreement), and hereby covenants that it will not during the Term assign (except as assigned hereby) or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement or with respect to the Engines under the General Terms Agreement not assigned hereby to anyone other than Assignee.

            Section 9. PAYMENTS. Notwithstanding this Assignment and anything herein to the contrary, all amounts that Manufacturer or Engine Manufacturer is obligated to pay to Assignor under the Purchase Agreement with respect to the Aircraft or under the General Terms Agreement with respect to the Engines, including, without limitation, resulting from the enforcement of any warranty, covenant, representation, indemnity or product support agreement thereunder or the enforcement or exercise of any right or power thereunder or hereunder (in the case of Manufacturer, a "Manufacturer Payment," and in the case of Engine Manufacturer, an "Engine Manufacturer Payment") (excluding, however, from Manufacturer Payments and Engine Manufacturer Payments any amounts Manufacturer is obligated to pay to Assignor with respect to the rights reserved to Assignor in Section 2 hereof), will be payable and applicable as follows: all Manufacturer Payments and Engine Manufacturer Payments shall be paid to Assignor unless and until Manufacturer or Engine Manufacturer, as the case may be, shall have received written notice as set forth in Section 3 hereof from Assignee or Mortgagee that a Lease Event of Default has occurred and is continuing, whereupon Manufacturer or Engine Manufacturer, as the case may be, will, until Manufacturer or Engine Manufacturer, as the case may be, shall have received written notice from Assignee or Mortgagee that all Lease Events of Default have been cured or waived, make any and all such payments directly to Assignee (or, so long as the Trust Indenture has not been discharged and Manufacturer or Engine Manufacturer, as the case may be, shall have received notice thereof, to Mortgagee). Any amounts received by Assignee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of sums owing to Assignee in accordance with the terms of the Operative Agreements, be held and invested as provided in Section 4.4 of the Lease.

            Section 10. ASSIGNEE'S AGREEMENT. Assignee agrees that, during the Term, except as otherwise contemplated by Section 2 hereof and unless a Lease Event of Default shall have occurred and be continuing, it will not enter into any agreement that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement or the General Terms Agreement in respect of the Aircraft or the Engines without the prior written consent of Assignor.

            Section 11. EXECUTION; COUNTERPARTS, ETC. This Assignment is executed by Assignor and Assignee concurrently with the execution and delivery of the Lease. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. The section headings in this Assignment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

            Section 12. CONFIDENTIAL TREATMENT. Assignee agrees that it will not disclose to any third party the terms of the Purchase Agreement or the General Terms Agreement except (i) as required by applicable law or governmental regulation, (ii) in connection with the financing of the Aircraft, (iii) as permitted under Section 8 of the Participation Agreement as if this Assignment were specifically referred to therein, (iv) with the consent of Assignor, Manufacturer and the Engine Manufacturer (as the case may be) or (v) in connection with any sale or lease of the Aircraft. Assignee further agrees that in connection with any disclosures made as contemplated by clauses (ii) (except in connection with the financing contemplated by the Participation Agreement),
(iii) (except as to clauses (C) and (E) and (F) of Section 8 of the Participation Agreement) or (iv) of the preceding sentence, Assignee shall instruct the entity to which such information is disclosed to treat such information as confidential on the terms set forth in this Section 12.

            Section 13. ASSIGNMENT TO MORTGAGEE. The right, title and interest of Assignee in and to this Assignment has been assigned to and is subject to a security interest in favor of Wilmington Trust Company, as Mortgagee under the Trust Indenture, for the benefit of the Noteholders and the Indenture Indemnitees referred to in such Trust Indenture, all to the extent provided in such Trust Indenture. Assignor hereby consents to such assignment and to the creation of such security interest in and to this Assignment.

            SECTION 14. GOVERNING LAW. THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                     [This space intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement and Engine Warranties Assignment ___ to be duly executed as of the day and year first above written.



                                    CONTINENTAL AIRLINES, INC.



                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:



                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Owner Trustee



                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

            The undersigned, as Mortgagee for the benefit of the Note Holders and Indenture Indemnitees and as assignee of, and holder of a security interest in, the estate, right, title and interest of Assignee in and to the foregoing Assignment pursuant to the terms of the Trust Indenture agrees to the terms of the foregoing Assignment and agrees that its rights and remedies under the Trust Indenture shall be subject to the terms and conditions of the foregoing Assignment, including Sections 4 and 5 therein, and of the Purchase Agreement and the General Terms Agreement.



                                    WILMINGTON TRUST COMPANY,
                                       as Mortgagee



                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                     MANUFACTURER CONSENT AND AGREEMENT ___

            The undersigned, THE BOEING COMPANY, a Delaware corporation, hereby acknowledges notice of and consents to all of the terms of Purchase Agreement and Engine Warranties Assignment ___ (herein called the "Assignment") (the defined terms therein being hereinafter used with the same meanings unless otherwise defined herein) between Continental Airlines, Inc., as Assignor, and First Security Bank, National Association, as Owner Trustee, as Assignee, and hereby confirms to Assignee that: (i) all representations, warranties, indemnities and agreements of Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of Assignee to the same extent as if originally named the "Buyer" therein, except as provided by Section 2 of the Assignment; (ii) Assignee shall not be liable for any of the obligations or duties of Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of Assignee owing to Manufacturer, except as provided in Section 4 of the Assignment; (iii) Manufacturer consents to the grant of a security interest in the Aircraft pursuant to the Trust Indenture by Assignee and agrees that the Assignment constitutes an agreement by Assignee as required by Article 10.2 of the Purchase Agreement; and (iv) Manufacturer will continue to pay to Assignor or its order all payments that Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement unless and until Manufacturer shall have received written notice from Assignee or Mortgagee addressed to its Vice - President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124-2207, if by mail, or to (425) 237-1706, if by facsimile, that a Lease Event of Default has occurred and is continuing or the Lease has been terminated (unless Assignor or its designee has acquired ownership of the Aircraft pursuant to the Operative Agreements and Assignor has given written notice thereof to Manufacturer), whereupon Manufacturer will not be required to make further inquiry into the content of such notice and will make any and all payments that it may be required thereafter to make in respect of the Aircraft under the Purchase Agreement and the right to receive that has been assigned under the Assignment, directly to Assignee at its address at 79 South Main Street, Third Floor, Salt Lake City, Utah 84111, Attn: Corporate Trust Department (or, so long as the Trust Indenture has not been discharged, directly to Mortgagee at its address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attn: Corporate Trust Administration), unless and until Manufacturer shall have received notice in writing from Assignee or Mortgagee that no Lease Event of Default is continuing, whereupon Manufacturer shall make all payments that Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement to Assignor or its order, as aforesaid.

            Manufacturer hereby represents and warrants that: (i) Manufacturer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the making and performance of the Purchase Agreement and this Manufacturer Consent and Agreement ___ have been duly authorized by all necessary corporate action on the part of Manufacturer, do not require any stockholder approval and do not contravene Manufacturer's Restated Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which Manufacturer is a party or by which it is bound and the making of the Purchase Agreement and this Manufacturer Consent and Agreement ___, the giving of the warranty obligations thereunder, do not, as to such making or giving, contravene any law binding on Manufacturer; and (iii) the Purchase Agreement constituted, as of the date thereof and at all times thereafter to and including the date of this Manufacturer Consent and Agreement ___, and this Manufacturer Consent and Agreement ___ constitutes, binding obligations of Manufacturer enforceable against Manufacturer in accordance with their respective terms subject to (A) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the Purchase Agreement and this Manufacturer Consent and Agreement ___ inadequate for the practical realization of the benefits intended to be provided thereby. It is understood that the execution of this Manufacturer Consent and Agreement ___ by Manufacturer is subject to the condition that, concurrently with the delivery of the Aircraft to Assignee, Assignee shall lease the Aircraft to Assignor under the Lease.

            THIS MANUFACTURER CONSENT AND AGREEMENT ___ SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF WASHINGTON, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

            Dated as of ____________.



                                    THE BOEING COMPANY



                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                  ENGINE MANUFACTURER CONSENT AND AGREEMENT ___

            The undersigned, CFM INTERNATIONAL INC., a Delaware corporation, hereby acknowledges notice of and consents to all of the terms of Purchase Agreement and Engine Warranties Assignment ___ (herein called the "Assignment") (the defined terms therein being hereinafter used with the same meanings unless otherwise defined herein) between Continental Airlines, Inc., as Assignor, and First Security Bank, National Association, as Owner Trustee, as Assignee. Under the General Terms Agreement, Engine Manufacturer has agreed to support certain CFM Model 56-7B26 engines and spare parts therefor purchased by Assignor from Engine Manufacturer, as installed on certain Boeing Model 737 aircraft. Engine Manufacturer hereby confirms to Assignor and Assignee that the Engine Warranties, as and to the extent that such relate to the Engines, shall inure to the benefit of Assignee (and, so long as the Trust Indenture has not been discharged, Mortgagee) to the same extent as if originally named "Airline" in the General Terms Agreement and to the benefit of Assignor (but only to the extent provided for in the Assignment) in each case subject to the terms and conditions of the Assignment; PROVIDED, that Engine Manufacturer shall not owe any liability or obligation under the Engine Warranties more than once in total.

            Engine Manufacturer represents and warrants that:

            1. It is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware;

            2. The making and performance of this Engine Manufacturer Consent and Agreement ___ in accordance with its terms have been duly authorized by all necessary corporate action on the part of Engine Manufacturer, do not require any stockholder approval and do not contravene its Certificate of Incorporation or by-laws or any debenture, credit agreement or other contractual agreement to which Engine Manufacturer is a party or by which it is bound or any law binding on Engine Manufacturer;

            3. The making and performance of the Engine Warranties in accordance with their terms have been duly authorized by all necessary corporate action on the part of Engine Manufacturer, do not require any stockholder approval and do not contravene Engine Manufacturer's Certificate of Incorporation or by-laws or any debenture, credit agreement or other contractual agreement to which Engine Manufacturer is a party or by which it is bound, and do not, as to the making thereof, contravene any law binding on Engine Manufacturer, and to the best of its knowledge, do not as to the performance thereof contravene any law binding on Engine Manufacturer; and

            4. The Engine Warranties constituted as of the date on which they were made and at all times thereafter to and including the date of this Engine Manufacturer Consent and Agreement ___, and this Engine Manufacturer Consent and Agreement ___ constitute binding obligations of Engine Manufacturer enforceable against Engine Manufacturer in accordance with their respective terms subject to:

            (a)   the   limitations   of  applicable   bankruptcy,   insolvency,
                  reorganization, moratorium or similar laws affecting the rights of creditors generally; and

            (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                     [This space intentionally left blank.]

            THIS ENGINE MANUFACTURER CONSENT AND AGREEMENT ___ SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

            Dated as of _____________.



                                    CFM INTERNATIONAL, INC.



                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 EXHIBIT A-4-III
                             NOTE PURCHASE AGREEMENT
                             -----------------------

               FORM OF AIRCRAFT PURCHASE AGREEMENT ASSIGNMENT - GE

 -----------------------------------------------------------------------------
|            CONFIDENTIAL: SUBJECT TO RESTRICTIONS ON DISSEMINATION           |
|   SET FORTH IN SECTION 8 OF THE PARTICIPATION AGREEMENT (AS DEFINED HEREIN) |
 -----------------------------------------------------------------------------

             PURCHASE AGREEMENT AND ENGINE WARRANTIES ASSIGNMENT ___



            PURCHASE AGREEMENT AND ENGINE WARRANTIES ASSIGNMENT ___, dated as of ___________, between Continental Airlines, Inc., a Delaware corporation ("Assignor"), and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee
("Assignee") under Trust Agreement ___ dated as of ___________ (the "Trust Agreement"), between the Owner Participant named therein and Assignee, in its individual capacity, and otherwise not in its individual capacity but solely as trustee thereunder.

            Assignor and Manufacturer (as such term and other capitalized terms are hereinafter defined) are parties to the Purchase Agreement, providing, among other things, for the manufacture and sale by Manufacturer or Manufacturer's wholly owned subsidiary to Assignor of certain aircraft, engines and related equipment, including the Aircraft. Assignor and Engine Manufacturer are parties to the General Terms Agreement, containing, among other terms and conditions, the Engine Warranties.

            Assignee wishes to acquire the Aircraft and Assignor, on the terms and conditions hereinafter set forth, is willing to assign to Assignee certain of Assignor's rights and interests under the Purchase Agreement and the General Terms Agreement and Assignee is willing to accept such assignment, as hereinafter set forth.


                                   AGREEMENTS

            The parties hereto agree as follows:

            Section 1. DEFINITIONS. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

            AIRCRAFT - The Boeing Model 767-424 aircraft bearing
Manufacturer's Serial No. ______ and U.S. Registration No. N_________, to be financed pursuant to the Participation Agreement, including the Engines.

            AGTA - The Aircraft General Terms Agreement AGTA-CAL between the Manufacturer and Lessee, dated October 10, 1997.

            ENGINES - Two General Electric Company CF6-80C2B8F series engines bearing manufacturer's serial numbers ______ and ______, respectively, installed on the Aircraft.

            ENGINE   MANUFACTURER  -  General  Electric  Company,   a  New  York
corporation, and its successors and assigns.

            ENGINE WARRANTIES - Engine Manufacturer's "New Engine Warranty," "New Parts Warranty," "Ultimate Life Warranty" and "Campaign Change Warranty," as set forth in the Engine Manufacturer's Engine Product Support Plan which forms a part of the General Terms Agreement, and as limited by the applicable terms of the General Terms Agreement and such Engine Product
Support Plan.

            GENERAL TERMS AGREEMENT - The Amended and Restated General Terms Agreement No. 6-8057, dated as of November 1, 1994, by and between Engine Manufacturer and Assignor, including the "Engine Product Support Plan" at Exhibit B thereto, insofar as such Engine Product Support Plan relates to the Engine Warranties, but excluding any and all letter agreements attached thereto, to the extent that such General Terms Agreement and such Exhibit relate to the Engine Warranties, as such General Terms Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Assignment to the extent relating to the Engines.

            LEASE - The Lease Agreement ___, dated as of ___________, as at any time amended, supplemented and modified, between Assignee, as lessor, and Assignor, as lessee, providing for the lease of the Aircraft.

            MANUFACTURER - The Boeing Company, a Delaware corporation, and its successors and assigns.

            PARTICIPATION AGREEMENT - The Participation Agreement ___, dated as of ___________, among Assignor, the Participants, Assignee and Mortgagee, as at any time amended, supplemented and modified.

            PURCHASE  AGREEMENT  -  Purchase  Agreement  No.  2060,  dated as of
October 10, 1997, between Manufacturer and Assignor, providing, among other things, for the manufacture and sale by Manufacturer to Assignor of certain Boeing Model 767-424 aircraft (including the Aircraft) and including as part thereof Exhibits A, B, BFE1, EE1 and SLP1 thereto and the AGTA (as and to the extent incorporated by reference in the Purchase Agreement and including Exhibit C to the AGTA and excluding the other Exhibits and Letter Agreements hereto), but excluding all other exhibits and letter and supplemental agreements, to the extent that such Purchase Agreement and such Exhibits relate to the Aircraft, as such Purchase Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Assignment.

            Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in the Participation Agreement.

            Section 2. ASSIGNMENT. Assignor does hereby sell, assign, transfer and set over unto Assignee and its successors and permitted assigns all of Assignor's rights and interests in and to the Purchase Agreement, as and only to the extent that the same relates to the Aircraft, and in and to the General Terms Agreement, as and only to the extent that the Engine Warranties contained therein relate to the Engines, except to the extent reserved below, including without limitation in such assignment (a) all claims for damages in respect of the Aircraft and the Engines arising as a result of any default by Manufacturer under the Purchase Agreement or Engine Manufacturer or any other vendor or supplier of other parts or equipment installed on or in the Aircraft, including without limitation all warranty service life policies, aircraft performance guarantees and indemnity provisions contained in the Purchase Agreement and the Engine Warranties, and all claims arising thereunder, in respect of the Aircraft and the Engines, (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft and the Engine Warranties in respect of the Engines and (c) the right to purchase and take title to the Aircraft pursuant to the Purchase Agreement; reserving to Assignor, however, with respect to the Aircraft and each Engine, (i) all rights to receive any credits due to Assignor with respect to the purchase price of the Aircraft pursuant to the Purchase Agreement and of the Engines pursuant to the General Terms Agreement, (ii) all of Assignor's rights and interests in or arising out of any payments or deposits made relating to the Aircraft or to be made by Assignor or amounts credited or to be credited or paid or to be paid by the Manufacturer to the Assignor in respect of the Aircraft and (iii) so long and only so long as the Aircraft and each Engine shall be subject to the Lease and no Lease Event of Default shall have occurred and be continuing thereunder, the rights (A) to demand, accept and retain all rights in and to all property (other than the Aircraft), data and services that Manufacturer or Engine Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement or the General Terms Agreement, as the case may be, and (B) to obtain services, training, data and demonstration and test flights pursuant to the Purchase Agreement or the General Terms Agreement, as the case may be.

            Assignee hereby accepts such assignment subject to the terms hereof. Assignor has furnished a true copy of the Purchase Agreement and a true copy of the General Terms Agreement to Assignee and has specifically directed Assignee's attention to Section 12 of Part 2, Section 5 of Part 3, Section 6 of Part 5 and
Section 3 of Part 6 of Exhibit C to the AGTA.

            Section 3. EXERCISE OF RIGHTS OF "CUSTOMER" UNDER PURCHASE AGREEMENT AND OF "AIRLINE" UNDER GENERAL TERMS AGREEMENT. Notwithstanding the foregoing, if and so long as no Lease Event of Default shall have occurred and be continuing, Assignee authorizes Assignor, to the exclusion of Assignee, during the Term, to exercise in Assignor's name all rights and powers of the "Customer" in respect of the Aircraft under the Purchase Agreement and of the "Airline" in respect of each Engine under the General Terms Agreement, and of Assignee in respect of a default by any vendor or supplier of parts and equipment (as specified in clause (a) of Section 2 above) and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Agreement or the General Terms Agreement in respect of the Aircraft or each Engine, as the case may be, except that Assignor may not enter into any change order or other amendment, modification or supplement to the Purchase Agreement without the written consent or countersignature of Assignee if such change order, amendment, modification or supplement would (i) result in any rescission, cancellation or termination of the Purchase Agreement in respect of the Aircraft or (ii) materially diminish the rights assigned hereunder to Assignee. Assignee agrees that, as between Assignee and Manufacturer or Engine Manufacturer, as the case may be (and without affecting Assignor's duties or obligations under the Participation Agreement or the Lease), neither Manufacturer nor Engine Manufacturer, as the case may be, shall be deemed to have knowledge of any Lease Default, Lease Event of Default, declaration of default or the discontinuance or remedy thereof or the Aircraft or either Engine being no longer subject to the Lease or any change in the authority of Assignor or Assignee, as the case may be, to exercise any of the rights established hereunder unless and until Manufacturer shall have received written notice thereof from Assignee or Mortgagee addressed to its Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124-2207, if by mail, or to (425) 237-1706, if by facsimile, or, in the case of Engine Manufacturer, Engine Manufacturer shall have received written notice thereof from Assignee or Mortgagee addressed to General Electric Company, GE Aircraft Engines, One Neuman Way, Cincinnati, Ohio 45215-6301, Attention: Director, Commercial Contracts, if by facsimile. So long as Manufacturer and Engine Manufacturer act in good faith, Manufacturer and Engine Manufacturer may rely conclusively on any such notice without inquiring as to the accuracy of, or the entitlement of the party to give, such notice.

            The Engine Manufacturer shall not be deemed to have knowledge of the replacement of an Engine with another CF6-80C2B8F engine, until the Engine Manufacturer has received written notice thereof. Such notice shall include the serial number of the Engine being replaced, as well as the serial number of the replacement Engine and shall be sent to: Lease Pool Manager, Customer Support Operation, GE Aircraft Engines, 111 Merchant Street, Room 450, Cincinnati, Ohio 45246.

            Section 4. CERTAIN AGREEMENTS. It is expressly agreed that, anything herein contained to the contrary notwithstanding:

            (a) Assignor shall at all times remain liable (i) to Manufacturer under the Purchase Agreement to perform all the duties and obligations of the "Customer" thereunder and (ii) to Engine Manufacturer under the General Terms Agreement to perform all the duties and obligations of the "Airline" thereunder, in each case to the same extent as if this Assignment had not been executed,

            (b) the exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement or to Engine Manufacturer under the General Terms Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations, and

            (c) except as provided in the next sentence, none of Assignee, Mortgagee or any Participant shall have any obligation or liability under the Purchase Agreement or the General Terms Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement or the General Terms Agreement or to make any payment thereunder or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

Anything contained in this Assignment, the Consent and Agreement or the Engine Consent and Agreement to the contrary notwithstanding, but without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, the General Terms Agreement or this Assignment, Assignee and Mortgagee confirm for the benefit of Manufacturer and Engine Manufacturer, respectively, that, insofar as the provisions of the Purchase Agreement or the Engine Warranties relate to the Aircraft or the Engines, as the case may be, in exercising any rights under the Purchase Agreement or the Engine Warranties, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement or the Engine Warranties, the terms and conditions of the Purchase Agreement and the Engine Warranties including, without limitation, the Disclaimer and Release and the Exclusion of Consequential and Other Damages provisions of Article 11 of Part 2 of Exhibit C and Article 8 to the AGTA, including without limitation Exhibit B (the "Product Assurance Document") shall apply to, and be binding upon, Assignee and Mortgagee to the same extent as Assignor.

            Section 5. PRESERVATION OF RIGHTS. Nothing contained in this Assignment shall in any way diminish or limit the provisions of Assignor's indemnity in Section 9 of the Participation Agreement with respect to any liability of Assignee to Manufacturer in any way relating to or arising out of the Purchase Agreement. Nothing contained in this Assignment shall subject Manufacturer or Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or under the General Terms Agreement, as the case may be, or modify in any respect the contract rights of Manufacturer or Engine Manufacturer thereunder, except as may be provided in the Consent and Agreement and the Engine Consent and Agreement, or require Manufacturer to divest itself of title to or possession of the Aircraft or other goods and services until delivery thereof and payment therefor as provided in the Purchase Agreement or subject Manufacturer or Engine Manufacturer to any multiple or duplicative liability or obligation under the Purchase Agreement or the General Terms Agreement, as the case may be. No further assignment of the Engine Warranties, including without limitation assignments for security purposes (other than under the Trust Indenture), are permitted without the express written consent of Engine Manufacturer.

            Section 6.  APPOINTMENT  OF  ATTORNEY.  Effective at any time when a
Lease Event of Default shall have occurred and be continuing, (i) unless Assignee and Mortgagee (so long as the Lien of the Trust Indenture has not been discharged), in their sole discretion, shall notify Manufacturer or Engine Manufacturer, as the case may be, to the contrary, the authorization given to Assignor under Section 3 hereof to enforce such rights and claims shall henceforth cease to be effective and Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor's expense, cooperate with and take such action as is reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims, and (ii) Assignor does hereby constitute Assignee, its successors and permitted assigns, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft or the Engine Warranties in respect of the Engines, as the case may be, to the extent that the same have been assigned by this Assignment and, for such period as Assignee may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceeding and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable in the premises.

            Section 7. OTHER ACTION. Assignor agrees that, at Assignor's sole cost and expense, at any time and from time to time, upon the written request of Assignee or, so long as the Lien of the Trust Indenture has not been discharged, Mortgagee, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee or, so long as the Lien of the Trust Indenture has not been discharged, Mortgagee, may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

            Section 8. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor does hereby represent and warrant that the Purchase Agreement and the General Terms Agreement are in full force and effect as to Assignor and are enforceable against Assignor in accordance with their respective terms. Assignor does hereby further represent and warrant that Assignor has, with the authorized execution of the Consent and Agreement and the Engine Consent and Agreement, (i) received all necessary consents to the assignment and transfer contemplated herein (including without limitation the assignment and transfer contemplated herein of Assignor's rights under the Purchase Agreement and the General Terms Agreement) and (ii) assuming that the Consent and Agreement and the Engine Consent and Agreement are in full force and effect, such consents are in full force and effect and Assignor further represents and warrants that Assignor has not assigned (except as assigned hereby) or pledged (except pursuant to the 767 Purchase Agreement Assignment dated as of October 10, 1997 between Lessee and Manufacturer, the Lien of which will have been released at or prior to the delivery of this Agreement), and hereby covenants that it will not during the Term assign (except as assigned hereby) or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement or with respect to the Engines under the General Terms Agreement not assigned hereby to anyone other than Assignee.

            Section 9. PAYMENTS. Notwithstanding this Assignment and anything herein to the contrary, all amounts that Manufacturer or Engine Manufacturer is obligated to pay to Assignor under the Purchase Agreement with respect to the Aircraft or under the General Terms Agreement with respect to the Engines, including, without limitation, resulting from the enforcement of any warranty, covenant, representation, indemnity or product support agreement thereunder or the enforcement or exercise of any right or power thereunder or hereunder (in the case of Manufacturer, a "Manufacturer Payment," and in the case of Engine Manufacturer, an "Engine Manufacturer Payment") (excluding, however, from Manufacturer Payments and Engine Manufacturer Payments any amounts Manufacturer is obligated to pay to Assignor with respect to the rights reserved to Assignor in Section 2 hereof), will be payable and applicable as follows: all Manufacturer Payments and Engine Manufacturer Payments shall be paid to Assignor unless and until Manufacturer or Engine Manufacturer, as the case may be, shall have received written notice as set forth in Section 3 hereof from Assignee or Mortgagee that a Lease Event of Default has occurred and is continuing, whereupon Manufacturer or Engine Manufacturer, as the case may be, will, until Manufacturer or Engine Manufacturer, as the case may be, shall have received written notice from Assignee or Mortgagee that all Lease Events of Default have been cured or waived, make any and all such payments directly to Assignee (or, so long as the Trust Indenture has not been discharged and Manufacturer or

Engine Manufacturer, as the case may be, shall have received notice thereof, to Mortgagee). Any amounts received by Assignee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of sums owing to Assignee in accordance with the terms of the Operative Agreements, be held and invested as provided in Section 4.4 of the Lease.

            Section 10. ASSIGNEE'S AGREEMENT. Assignee agrees that, during the Term, except as otherwise contemplated by Section 2 hereof and unless a Lease Event of Default shall have occurred and be continuing, it will not enter into any agreement that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement or the General Terms Agreement in respect of the Aircraft or the Engines without the prior written consent of Assignor.

            Section 11. EXECUTION; COUNTERPARTS, ETC. This Assignment is executed by Assignor and Assignee concurrently with the execution and delivery of the Lease. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. The section headings in this Assignment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

            Section 12. CONFIDENTIAL TREATMENT. Assignee agrees that it will not disclose to any third party the terms of the Purchase Agreement or the General Terms Agreement except (i) as required by applicable law or governmental regulation, (ii) in connection with the financing of the Aircraft, (iii) as permitted under Section 8 of the Participation Agreement as if this Assignment were specifically referred to therein, (iv) with the consent of Assignor, Manufacturer and the Engine Manufacturer (as the case may be) or (v) in connection with any sale or lease of the Aircraft. Assignee further agrees that in connection with any disclosures made as contemplated by clauses (ii) (except in connection with the financing contemplated by the Participation Agreement),
(iii) (except as to clauses (C) and (E) and (F) of Section 8 of the Participation Agreement) or (iv) of the preceding sentence, Assignee shall instruct the entity to which such information is disclosed to treat such information as confidential on the terms set forth in this Section 12.

            Section 13. ASSIGNMENT TO MORTGAGEE. The right, title and interest of Assignee in and to this Assignment has been assigned to and is subject to a security interest in favor of Wilmington Trust Company, as Mortgagee under the Trust Indenture, for the benefit of the Noteholders and the Indenture Indemnitees referred to in such Trust Indenture, all to the extent provided in such Trust Indenture. Assignor hereby consents to such assignment and to the creation of such security interest in and to this Assignment.

            SECTION 14. GOVERNING LAW. THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                     [This space intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement and Engine Warranties Assignment ___ to be duly executed as of the day and year first above written.


                                    CONTINENTAL AIRLINES, INC.


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                      not in its individual capacity
                                      but solely as Owner Trustee


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

           The undersigned, as Mortgagee for the benefit of the Note Holders and Indenture Indemnitees and as assignee of, and holder of a security interest in, the estate, right, title and interest of Assignee in and to the foregoing Assignment pursuant to the terms of the Trust Indenture agrees to the terms of the foregoing Assignment and agrees that its rights and remedies under the Trust Indenture shall be subject to the terms and conditions of the foregoing Assignment, including Sections 4 and 5 therein, and of the Purchase Agreement and the General Terms Agreement.


                                    WILMINGTON TRUST COMPANY,
                                      as Mortgagee


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                       MANUFACTURER CONSENT AND AGREEMENT
                       ----------------------------------

            The undersigned, THE BOEING COMPANY, a Delaware corporation, hereby acknowledges notice of and consents to all of the terms of Purchase Agreement and Engine Warranties Assignment ___ (herein called the "Assignment") (the defined terms therein being hereinafter used with the same meanings unless otherwise defined herein) between Continental Airlines, Inc., as Assignor, and First Security Bank, National Association, as Owner Trustee, as Assignee, and hereby confirms to Assignee that: (i) all representations, warranties, indemnities and agreements of Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of Assignee to the same extent as if originally named the "Customer" therein, except as provided by
Section 2 of the Assignment; (ii) Assignee shall not be liable for any of the obligations or duties of Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of Assignee owing to Manufacturer, except as provided in Section 4 of the Assignment; (iii) Manufacturer consents to the grant of a security interest in the Aircraft pursuant to the Trust Indenture by Assignee and agrees that the Assignment constitutes an agreement by Assignee as required by Article 9.2 of the AGTA; and (iv) Manufacturer will continue to pay to Assignor or its order all payments that Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement unless and until Manufacturer shall have received written notice from Assignee or Mortgagee addressed to its Vice - President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124-2207, if by mail, or to (425) 237-1706, if by facsimile, that a Lease Event of Default has occurred and is continuing, whereupon Manufacturer will not be required to make further inquiry into the content of such notice and will make any and all payments that it may be required thereafter to make in respect of the Aircraft under the Purchase Agreement and the right to receive that has been assigned under the Assignment, directly to Assignee at its address at 79 South Main Street, Third Floor, Salt Lake City, Utah 84111, Attn: Corporate Trust Department (or, so long as the Trust Indenture has not been discharged, directly to Mortgagee at its address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attn: Corporate Trust Administration), unless and until Manufacturer shall have received notice in writing from Assignee or Mortgagee that no Lease Event of Default is continuing, whereupon Manufacturer shall make all payments that Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement to Assignor or its order, as aforesaid.

            Manufacturer hereby represents and warrants that: (i) Manufacturer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the making and performance of the Purchase Agreement and this Manufacturer Consent and Agreement ___ have been duly authorized by all necessary corporate action on the part of Manufacturer, do not require any stockholder approval and do not contravene Manufacturer's Restated Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which Manufacturer is a party or by which it is bound and the making of the Purchase Agreement and this Manufacturer Consent and Agreement ___, the giving of the warranty obligations thereunder, do not, as to such making or giving, contravene any law binding on Manufacturer; and (iii) the Purchase Agreement constituted, as of the date thereof and at all times thereafter to and including the date of this Manufacturer Consent and Agreement ___, and this Manufacturer Consent and Agreement ___ constitutes, binding obligations of Manufacturer enforceable against Manufacturer in accordance with their respective terms subject to (A) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the Purchase Agreement and this Manufacturer Consent and Agreement ___ inadequate for the practical realization of the benefits intended to be provided thereby. It is understood that the execution of this Manufacturer Consent and Agreement ___ by Manufacturer is subject to the condition that, concurrently with the delivery of the Aircraft to Assignee, Assignee shall lease the Aircraft to Assignor under the Lease.

            THIS MANUFACTURER CONSENT AND AGREEMENT ___ SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF WASHINGTON, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

            Dated as of _________ __, ____.



                                    THE BOEING COMPANY


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:
                                      MSN:  ______

                    ENGINE MANUFACTURER CONSENT AND AGREEMENT
                    -----------------------------------------

            The undersigned, GENERAL ELECTRIC COMPANY, a New York corporation, hereby acknowledges notice of and consents to all of the terms of Purchase Agreement and Engine Warranties Assignment ___ (herein called the "Assignment") (the defined terms therein being hereinafter used with the same meanings unless otherwise defined herein) between Continental Airlines, Inc., as Assignor, and First Security Bank, National Association, as Owner Trustee, as Assignee. Under the General Terms Agreement, Engine Manufacturer has agreed to support certain CF6-80C2B8F engines and spare parts therefor purchased by Assignor from Engine Manufacturer, as installed on certain Boeing Model 767-424 aircraft. Engine
Manufacturer hereby confirms to Assignor and Assignee that the Engine Warranties, as and to the extent that such relate to the Engines, shall inure to the benefit of Assignee (and, so long as the Trust Indenture has not been discharged, Mortgagee) to the same extent as if originally named "Airline" in the General Terms Agreement and to the benefit of Assignor (but only to the extent provided for in the Assignment) in each case subject to the terms and conditions of the Assignment; PROVIDED, that Engine Manufacturer shall not owe any liability or obligation under the Engine Warranties more than once in total.

            Engine Manufacturer represents and warrants that:

            1. It is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware;

            2. The making and performance of this Engine Manufacturer Consent and Agreement ___ in accordance with its terms have been duly authorized by all necessary corporate action on the part of Engine Manufacturer, do not require any stockholder approval and do not contravene its Certificate of Incorporation or by-laws or any debenture, credit agreement or other contractual agreement to which Engine Manufacturer is a party or by which it is bound or any law binding on Engine Manufacturer;

            3. The making and performance of the Engine Warranties in accordance with their terms have been duly authorized by all necessary corporate action on the part of Engine Manufacturer, do not require any stockholder approval and do not contravene Engine Manufacturer's Certificate of Incorporation or by-laws or any debenture, credit agreement or other contractual agreement to which Engine Manufacturer is a party or by which it is bound, and do not, as to the making thereof, contravene any law binding on Engine Manufacturer, and to the best of its knowledge, do not as to the performance thereof contravene any law binding on Engine Manufacturer; and

            4. The Engine Warranties constituted as of the date on which they were made and at all times thereafter to and including the date of this Engine Manufacturer Consent and Agreement ___, and this Engine Manufacturer Consent and Agreement ___ constitute binding obligations of Engine Manufacturer enforceable against Engine Manufacturer in accordance with their respective terms subject to:

            (a)   the   limitations   of  applicable   bankruptcy,   insolvency,
                  reorganization, moratorium or similar laws affecting the rights of creditors generally; and

            (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


                     [This space intentionally left blank.]

            THIS ENGINE MANUFACTURER CONSENT AND AGREEMENT ___ SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

            Dated as of _________ __, ____.





                                    GENERAL ELECTRIC COMPANY


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 EXHIBIT A-5 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                     FORM OF LEASED AIRCRAFT TRUST AGREEMENT

                               (Filed Separately)

                                 EXHIBIT A-6 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                            FORM OF SPECIAL INDENTURE

                               (Filed Separately)

                                  EXHIBIT B to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                             FORM OF DELIVERY NOTICE

                                    EXHIBIT B
                                       TO
                             NOTE PURCHASE AGREEMENT


                                 DELIVERY NOTICE
                                 ---------------


                            Dated as of [__________]



To each of the addressees listed
      in Schedule A hereto

            RE:   DELIVERY NOTICE IN ACCORDANCE WITH NOTE
                  PURCHASE AGREEMENT REFERRED TO BELOW

Gentlemen:

      Reference is made to the Note Purchase Agreement, dated as of March 15, 2000, among Continental Airlines, Inc. (the "COMPANY"), Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements (as defined therein) (the "PASS THROUGH TRUSTEE"), Wilmington Trust Company, as Subordination Agent (the "SUBORDINATION AGENT"), First Security Bank, National Association, as Escrow Agent (the "ESCROW AGENT") and Wilmington Trust Company, as Paying Agent (the "PAYING AGENT") (as in effect from time to time, the "NOTE PURCHASE AGREEMENT"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.

      Pursuant to Sections 1(b) of the Note Purchase Agreement,  the undersigned
hereby  notifies  you,  in  respect  of  the  Boeing  [_______]   aircraft  with
manufacturer's serial number [______] (the "AIRCRAFT"), of the following:

(1) The Company has elected to treat the Aircraft as [a Leased Aircraft] [an Owned Aircraft];

(2)   The Scheduled Delivery Date of the Aircraft is [_________];

(3)   The Funding Date for the Aircraft shall be [__________]; and

(4) The aggregate amount of each series of Equipment Notes to be issued, and purchased by the respective Pass Through Trustees referred to below (each, an "APPLICABLE PASS THROUGH TRUSTEE"), on the Funding Date, in connection with the financing of such Aircraft is as follows:<F1>

      (a) the Class A-1 Trustee shall purchase Series A-1 Equipment Notes in the amount of $[__________];

      (b) The Class A-2 Trustee shall purchase Series A-2 Equipment Notes in the amount of $[__________];

      (c) the Class B Trustee shall purchase Series B Equipment Notes in the amount of $[__________];

      (d) the Class C-1 Trustee shall purchase Series C-1 Equipment Notes in the amount of $[__________]; and

      (e) The Class C-2 Trustee shall purchase Series C-2 Equipment Notes in the amount of $[__________].

      The Company hereby instructs the Class A-1 Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A-1 hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.<F2>

      The Company hereby instructs the Class A-2 Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A-2 hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.<F3>

      The Company hereby instructs the Class B Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit B hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.<F4>

---------------
<F1>
Eliminate each applicable clause if the specified Pass Through Trustee will not purchase Equipment Notes for the Aircraft.

<F2>
Eliminate if the specified Pass Through Trustee will not purchase Equipment Notes for the Aircraft or if the Funding Date is the Issuance Date.

<F3>
Eliminate if the specified Pass Through Trustee will not purchase Equipment Notes for the Aircraft or if the Funding Date is the Issuance Date.

<F4>
Eliminate if the specified Pass Through Trustee will not purchase Equipment Notes for the Aircraft or if the Funding Date is the Issuance Date.

      The Company hereby instructs the Class C-1 Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit C-1 hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.<F5>

      The Company hereby instructs the Class C-2 Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit C-2 hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.<F6>

      The Company hereby instructs each Applicable Pass Through Trustee to (i) purchase Equipment Notes of a series and in an amount set forth opposite such Pass Through Trustee in clause (4) above with a portion of the proceeds [of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above] [received by it from the sale of Certificates on the Issuance Date] and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn OVER the purchase price of such Equipment Notes.

      The Company hereby instructs each Applicable Pass Through Trustee to (a) enter into the Participation Agreement [____] dated as of [__________] among the Company, as Lessee, Wilmington Trust Company, as Mortgagee and Loan Participant, First Security Bank, National Association, as Owner Trustee, and [__________], as Owner Participant, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as required thereby. [The Company confirms that the Special Indenture shall be utilized in lieu of the Leased Aircraft Indenture.]

      The Company hereby certifies that the Owner Participant with respect to the Aircraft (A) is not an Affiliate of the Company and (B) based on the representations of such Owner Participant, is either a Qualified Owner Participant or a person whose obligations under the Owner Participant Agreements (as defined in the Participation Agreement) are guaranteed by a Qualified Owner Participant.

Yours faithfully,

Continental Airlines, Inc.



By:
   ------------------------------------------
   Name:
   Title:



---------------
<F5>
Eliminate if the specified Pass Through Trustee will not purchase Equipment Notes for the Aircraft or if the Funding Date is the Issuance Date.

<F6>
Eliminate if the specified Pass Through Trustee will not purchase Equipment Notes for the Aircraft or if the Funding Date is the Issuance Date.

                                   SCHEDULE A

Wilmington Trust Company, as
   Pass Through Trustee, Subordination
   Agent and Mortgagee
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890
Attention:  Corporate Trust Administration
Facsimile:  (302) 651-8882

First Security Bank, National Association,
   as Escrow Agent
79 South Main Street, 3rd Floor
Salt Lake City, Utah  84111
Attention:  Corporate Trust Department
Facsimile:  (801) 246-5053

Standard & Poor's Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention:  Michael K. Vernier
Facsimile:  (212) 438-6632

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007
Attention:  Richard Bittenbender
Facsimile:  (212) 553-3855

                                                                         Annex A



                             WITHDRAWAL CERTIFICATE
                                   (Class ___)



First Security Bank, National Association, as Escrow Agent

Ladies and Gentlemen:

            Reference is made to the Escrow and Paying Agent Agreement, dated as of March 15, 2000 (the "Agreement"). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Withdrawal and immediately transmit by facsimile to the Depositary, at (212) 325-8319.

            Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

                                    Very truly yours,

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity by solely
                                     as Pass
                                    Through Trustee


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:


Dated: As of [__________]

                                                                     Exhibit A-1

                          NOTICE OF PURCHASE WITHDRAWAL



CREDIT  SUISSE FIRST  BOSTON
New  York  Branch
11  Madison  Avenue
New  York,  NY 10010
Attention:  Robert Finney
Telecopier: 212-325-8319


Gentlemen:

            Reference is made to the Deposit Agreement (Class A-1) dated as of March 15, 2000 (the "DEPOSIT AGREEMENT") between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary (the "DEPOSITARY").


            In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].


            The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to [___________________], Account No. ____, Reference: _________] on
________ __, 20___, upon the telephonic request of a representative of the Pass Through Trustee.


                                    FIRST SECURITY BANK,
                                      NATIONAL ASSOCIATION,
                                      as Escrow Agent


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

Dated: As of [__________]

                                                                     Exhibit A-2

                          NOTICE OF PURCHASE WITHDRAWAL




CREDIT  SUISSE FIRST  BOSTON
New  York  Branch
11  Madison  Avenue
New  York,  NY 10010
Attention:  Robert Finney
Telecopier: 212-325-8319

Gentlemen:

            Reference is made to the Deposit Agreement (Class A-2) dated as of March 15, 2000 (the "DEPOSIT AGREEMENT") between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary (the "DEPOSITARY").


            In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].


            The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to [___________________], Account No. ____, Reference: _________] on
________ __, 20__, upon the telephonic request of a representative of the Pass Through Trustee.


                                    FIRST SECURITY BANK,
                                      NATIONAL ASSOCIATION,
                                      as Escrow Agent


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

Dated: As of [__________]

                                                                       Exhibit B


                          NOTICE OF PURCHASE WITHDRAWAL


CREDIT  SUISSE FIRST  BOSTON
New  York  Branch
11  Madison  Avenue
New  York,  NY 10010
Attention:  Robert Finney
Telecopier: 212-325-8319

Gentlemen:

            Reference is made to the Deposit Agreement (Class B) dated as of March 15, 2000 (the "DEPOSIT AGREEMENT") between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary (the "DEPOSITARY").


            In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [_____].


            The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to ___________________], Account No. ____, Reference: _________] on
________ __, 20__, upon the telephonic request of a representative of the Pass Through Trustee.


                                    FIRST SECURITY BANK,
                                      NATIONAL ASSOCIATION,
                                      as Escrow Agent


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

Dated: As of [__________]

                                                                     Exhibit C-1

                          NOTICE OF PURCHASE WITHDRAWAL




CREDIT  SUISSE FIRST  BOSTON
New  York  Branch
11  Madison  Avenue
New  York,  NY 10010
Attention:  Robert Finney
Telecopier: 212-325-8319

Gentlemen:

            Reference is made to the Deposit Agreement (Class C-1) dated as of March 15, 2000 (the "DEPOSIT AGREEMENT") between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary (the "DEPOSITARY").


            In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [_____].


            The undersigned  hereby directs the Depositary to pay the proceeds
of  the  Deposit  to   ___________________],   Account  No.  ____,  Reference:
_________] on ________ __, 20___, upon the telephonic request of a representative of the Pass Through Trustee.


                                    FIRST SECURITY BANK,
                                      NATIONAL ASSOCIATION,
                                      as Escrow Agent


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

Dated: As of [__________]

                                                                     Exhibit C-2

                          NOTICE OF PURCHASE WITHDRAWAL




CREDIT  SUISSE FIRST  BOSTON
New  York  Branch
11  Madison  Avenue
New  York,  NY 10010
Attention:  Robert Finney
Telecopier: 212-325-8319

Gentlemen:

            Reference is made to the Deposit Agreement (Class C-2) dated as of March 15, 2000 (the "DEPOSIT AGREEMENT") between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary (the "DEPOSITARY").


            In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [_____].


            The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to ___________________], Account No. ____, Reference: _________] on
________ __, 20___, upon the telephonic request of a representative of the Pass Through Trustee.


                                    FIRST SECURITY BANK,
                                      NATIONAL ASSOCIATION,
                                      as Escrow Agent


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:

Dated: As of [__________]

                                 EXHIBIT C-1 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                 FORM OF OWNED AIRCRAFT PARTICIPATION AGREEMENT

                               (Filed Separately)

                                 EXHIBIT C-2 to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

                        FORM OF OWNED AIRCRAFT INDENTURE

                               (Filed Separately)

                                  EXHIBIT D to
                             NOTE PURCHASE AGREEMENT
                             -----------------------

SECTION 16.       OWNER PARTICIPANT'S RIGHT TO RESTRUCTURE

            16.1  GENERAL RIGHT TO RESTRUCTURE

            Lessee,  Loan  Participant and each Note Holder agree that after the
Delivery Date and subject to the limitations of Section 16.2, the original Owner Participant (or any transferee Owner Participant that is an Affiliate of the original Owner Participant) shall have the right to restructure the Transactions using (a) a "cross-border lease," a tax lease or a head-lease/sublease structure and (b) any other type of transaction, which may involve special structural arrangements, as such Owner Participant may elect (any such structure described above, a "Special Structure"). Any Special Structure may result in additional persons participating in the Transactions, which persons shall agree to provisions comparable to Sections 7.6.4(a) and 7.6.13. Subject to the provisions of Sections 16.2 and 16.3, Lessee, Loan Participant and each Note Holder agree to cooperate in the implementation of any such restructuring and take such action as may reasonably be requested by the original Owner Participant to accomplish such restructuring, including taking such actions as may be reasonable or customary in the type of Special Structure selected. In connection with any proposed Special Structure, Owner Participant shall provide all information reasonably requested by Lessee, Loan Participant or any Note Holder with respect thereto. The original Owner Participant shall be entitled to retain all of the benefits of any such transaction.

            16.2  LIMITATIONS ON RESTRUCTURING PROVISIONS; ADDITIONAL TERMS

                  16.2.1   LESSEE

            (a) Notwithstanding Section 16.1 or 16.2.1(b), in no event shall any such Special Structure (a) change the terms and conditions of Lessee's rights and obligations, from those which Lessee would otherwise possess or be subject to in the absence of any such Special Structure, in a manner which is materially adverse to Lessee, (b) expose Lessee to any additional risks (including overall tax risks) beyond those to which Lessee would be exposed in the absence of any such Special Structure unless Lessee shall have been indemnified against such additional risks by the original Owner Participant, or other participants in such transaction (so long as such original Owner Participant or other participants shall, as to their creditworthiness at the time any such indemnity is given, be reasonably acceptable to Lessee) in a manner reasonably satisfactory to Lessee. In no event shall Lessee be required to provide an indemnity with respect to any foreign tax benefit of a Special Structure or to indemnify against the failure of a head-lease not to constitute a true lease for U.S. federal income tax purposes.

            (b) In any Special Structure that may be entered into pursuant to this Section 16, the Termination Values under the Lease (as the same may be restructured) shall not be affected by the termination values under any head-lease, except that any prepayment premiums and any funding or swap breakage costs under such head-lease or similar arrangement will be added in calculating the Termination Values and Stipulated Loss Values under the Lease (as the same may be restructured). Further, upon implementation of any Special Structure, the Stipulated Loss Values payable by Lessee under the Lease (as the same may be restructured) shall in no event be less than the stipulated loss values payable under the applicable head-lease or similar arrangement.

                  16.2.2   LOAN PARTICIPANT AND CERTIFICATE HOLDERS

            Notwithstanding Section 16.1, any such Special Structure shall not, and prior to the exercise of its rights thereunder, the Owner Participant shall deliver an officer's certificate to the Pass Through Trustee that provides that any such Special Structure shall not, (a) change the terms and conditions of Loan Participant's, any Note Holder's or any Pass Through Indemnitee's rights and obligations under the Operative Agreements or rights and obligations of holders of Pass Through Certificates, from those which Loan Participant, Note Holders, Pass Through Indemnitees and such Pass Through Certificate holders would otherwise possess or be subject to in the absence of such Special Structure (including, without limitation, the amount and timing of any payment of principal, interest and Make-Whole Amount under the Equipment Notes, the relative rights of the Note Holders with respect to such payments and such holder of Pass Through Certificates and the priority of Mortgagee's Lien on the Trust Indenture Estate under the Trust Indenture) or (b) expose Loan Participant, any such Note Holder, any such Pass Through Indemnitee or any such holder of Pass Through Certificates to any additional risks beyond those to which Loan Participant, such Note Holder, Pass Through Indemnitee or such holder of such Pass Through Certificates would be exposed in the absence of such Special Structure. In addition, in no event shall any Special Structure be permitted unless a written confirmation from the Rating Agencies (as defined in the Note Purchase Agreement) is obtained prior to the implementation of such

Special Structure to the effect that such Special Structure will not adversely affect the ratings of the Pass Through Certificates.

            16.3  TRANSACTION EXPENSES

            Whether or not any  proposed  restructuring  transaction  under this
Section 16 is consummated, the original Owner Participant shall pay (or cause to be paid) the reasonable costs and expenses incurred by all parties in connection therewith and shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining the confirmations referred to in Section 16.2.2; PROVIDED, that, only in connection with a consummated transaction (unless Lessee shall have, by failing to act in good faith, caused a transaction not to be consummated), Lessee shall pay or reimburse such original Owner Participant for the original Owner Participant's reasonable estimate of the costs and expenses that would have been incurred by all parties if the Transactions had been restructured as a head-lease/sublease transaction in which the original Owner Participant, or an Affiliate or designee thereof, were the head-lessee/sublessor and Lessee were the sublessee.

                                  EXHIBIT E to
                             NOTE PURCHASE AGREEMENT
                             -----------------------


            Section 6.2 may be amended to delete Section 6.2.9 in its entirety.

                      EXHIBIT F TO NOTE PURCHASE AGREEMENT
                      ------------------------------------


            Subordination. (a) As between the Note Holders, this Trust Indenture shall be a subordination agreement for purposes of Section 510 of the United States Bankruptcy Code, as amended from time to time.

            (b) If any Note Holder receives any payment in respect of any obligations owing hereunder, which is subsequently invalidated, declared preferential, set aside and/or required to be repaid to a trustee, receiver or other party, then, to the extent of such payment, such obligations intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been received.

            (c) Each of the Note Holders may take any of the following actions without impairing its rights under this Trust Indenture:

            (i) obtain a Lien on any property to secure any amounts owing to it hereunder,

            (ii) obtain the primary or secondary obligation of any other obligor with respect to any amounts owing to it hereunder,

            (iii) renew, extend, increase, alter or exchange any amounts owing to it hereunder, or release or compromise any obligation of any obligor with respect thereto,

            (iv) refrain from exercising any right or remedy, or delay in exercising such right or remedy, which it may have, or

            (v) take any other action which might discharge a subordinated party or a surety under applicable law;

provided, however, that the taking of any such actions by any of the Note Holders shall not prejudice the rights or adversely affect the obligations of any other party under this Trust Indenture.